                      STATEMENT OF ADDITIONAL INFORMATION
                                DECEMBER 1, 1995

          KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND (THE "ADJUSTABLE
                                  RATE FUND")
              KEMPER CASH RESERVES FUND (THE "CASH RESERVES FUND")
            KEMPER DIVERSIFIED INCOME FUND (THE "DIVERSIFIED FUND")
         KEMPER U.S. GOVERNMENT SECURITIES FUND (THE "GOVERNMENT FUND")
                 KEMPER HIGH YIELD FUND (THE "HIGH YIELD FUND")
          KEMPER INCOME AND CAPITAL PRESERVATION FUND (THE "INCOME AND
                                 CAPITAL FUND")
                KEMPER U.S. MORTGAGE FUND (THE "MORTGAGE FUND")
      KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND (THE "SHORT-INTERMEDIATE
                              GOVERNMENT FUND")

               120 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60603
                                 1-800-621-1048

This Statement of Additional Information is not a prospectus. It is the combined Statement of Additional Information for each of the funds (the "Funds") listed above. It should be read in conjunction with the combined prospectus of the Funds dated December 1, 1995. The prospectus may be obtained without charge from the Funds.
                               ------------------

                               TABLE OF CONTENTS

                                                                         Page
                                                                         -----
Investment Restrictions................................................. B-1
Investment Policies and Techniques...................................... B-12
Portfolio Transactions.................................................. B-20
Investment Manager and Underwriter...................................... B-21
Purchase and Redemption of Shares....................................... B-28
Dividends and Taxes..................................................... B-29
Performance............................................................. B-31
Officers and Trustees................................................... B-47
Shareholder Rights...................................................... B-52

The financial statements appearing in each Fund's 1995 Annual Report to Shareholders (including for Kemper Portfolios, the period from August 1, 1995 to September 30, 1995) are incorporated herein by reference. The Annual Report for the Fund for which this Statement of Additional Information is requested accompanies this document.

KFIF-13 12/95                                    (LOGO)printed on recycled paper

INVESTMENT RESTRICTIONS

Each Fund has adopted certain fundamental investment restrictions which, together with the investment objective and fundamental policies of such Fund, cannot be changed without approval of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

THE ADJUSTABLE RATE FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of voting securities of any issuer.

(3) Make loans to others provided that the Fund may purchase debt obligations or repurchase agreements and it may lend its securities in accordance with its investment objective and policies.

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

(5) Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings permitted by restriction 4 above. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

(6) Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

(7) Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 10% of the Fund's total assets is held as collateral for such sales at any one time.

(8) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may the Fund purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

(9) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities including collateralized obligations thereof) if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry.

(10) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(11) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12) Issue senior securities except as permitted under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 4 in the latest fiscal year and it has no present intention of borrowing during the current year. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Adjustable Rate Fund may not:

(i) Invest more than 5% of the Fund's total assets in securities of issuers (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities including collateralized obligations thereof) which with their predecessors have a record of less than three years continuous operations.

(ii) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(iii) Invest for the purpose of exercising control or management of another issuer.

(iv) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(v) Invest more than 15% of its net assets in illiquid securities.

(vi) Invest in warrants if more than 5% of the Fund's net assets would be invested in warrants. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities may be deemed to be without value for such purposes.

(vii) Invest in oil, gas, and other mineral leases.

(viii) Purchase or sell real property (including limited partnership interests but excluding readily marketable interests in real estate investment trusts and readily marketable securities of companies which invest in real estate).

(ix) Invest more than 5% of its total assets in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees, provided that the total amount of Fund assets invested in restricted securities and securities of issuers which with their predecessors have a record of less than three years continuous operation will not exceed 15% of total assets.

(x) Invest more than 10% of its total assets in securities of real estate investment trusts.

THE CASH RESERVES FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) Purchase securities or make investments other than in accordance with its investment objective and policies.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's net assets would be invested in securities of that issuer.

(3) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(4) Invest more than 5% of the Fund's total assets in securities of issuers (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) which with their predecessors have a record of less than three years continuous operation.

(5) Enter into repurchase agreements if more than 10% of the Fund's net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days.

(6) Make loans to others (except through the purchase of debt obligations or repurchase agreements or by lending its portfolio securities in accordance with its investment objective and policies).

(7) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three business days, reduce its indebtedness to the extent necessary. [The Fund will not borrow for leverage purposes, and while borrowings are outstanding securities will not be purchased.]

(8) Concentrate more than 25% of the Fund's net assets in any one industry; provided, however, that the Fund intends, under normal conditions, to invest more than 25% of its net assets in instruments issued by banks in accordance with its investment objective and policies.

(9) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of Kemper Portfolios or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together they own more than 5% of the securities of such issuer.

(10) Invest more than 5% of the Fund's total assets in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933) and no more than 10% of its assets will be invested in securities which are considered illiquid. [Repurchase agreements maturing in more than 7 days are considered illiquid for purposes of this restriction.]

(11) Invest for the purpose of exercising control or management of another issuer.

(12) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(13) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

(14) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(15) Issue senior securities as defined in the Investment Company Act of 1940.

(16) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(17) Engage in put or call option transactions.

(18) Invest in commodities or commodity futures contracts; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Cash Reserves Fund may not:

(i) Invest in oil, gas or other mineral exploration or development programs.

(ii) Invest in warrants if more than 5% of the Fund's net assets would be invested in warrants. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities may be deemed to be without value for such purposes.

(iii) Invest in limited partnership interests in real estate.

THE DIVERSIFIED FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) With respect to 75% of the Fund's total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objective and policies are not prohibited and the Fund may lend its portfolio securities as described in the prospectus.

(3) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

(4) Engage in margin purchases except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions; nor may the Fund make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for securities, without payment of additional consideration, which are equal in amount to and of the same issue as the securities sold short and such securities are not subject to outstanding call options, and unless not more than 10% of the Fund's net assets is held as collateral for such sales at any one time. (Management does not intend to make such sales except for the purpose of deferring realization of gain or loss for federal income tax purposes.)

(5) Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on the purchase of put and call options, combinations thereof or similar options; except that the Fund may write covered call options with respect to its portfolio securities or securities indices, or write secured put options; and the Fund may enter into closing transactions with respect to such options, and may buy or sell options on financial futures contracts.

(6) Concentrate more than 25% of the value of its assets in any one industry. Water, communications, electric and gas utilities shall each be considered a separate industry.

(7) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options of such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(8) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(9) Issue senior securities except as permitted under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 3 in the latest fiscal year, though it may borrow in the future as permitted by that investment restriction. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Diversified Fund may not:

(i) Invest more than 5% of the Fund's total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation, and equity securities of issuers which are not readily marketable.

(ii) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(iii) Invest for the purpose of exercising control or management of another issuer.

(iv) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(v) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, unless immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company would be owned by the Fund, (ii) 5% of the Fund's total assets would be invested in any one such company, and (iii) 10% of the Fund's total assets would be invested in such securities.

(vi) Invest more than 15% of its net assets in illiquid securities.

(vii) Invest in warrants if more than 5% of the Fund's net assets would be invested in warrants. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities may be deemed to be without value for such purposes.

(viii) Invest in oil, gas, and other mineral leases.

(ix) Purchase or sell real property (including limited partnership interests but excluding readily marketable interests in real estate investment trusts and readily marketable securities of companies which invest in real estate).

(x) Invest more than 5% of its total assets in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees, provided that the total amount of Fund assets invested in restricted securities and securities of issuers which with their predecessors have a record of less than three years continuous operation will not exceed 15% of total assets.

(xi) Invest more than 10% of its total assets on securities of real estate investment assets.

THE GOVERNMENT FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) Purchase any securities other than obligations issued or guaranteed by the United States Government or its agencies, some of which may be subject to repurchase agreements, except that the Fund may engage in options and financial futures transactions.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer.

(3) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

(4) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts; or in real estate (including real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate including real estate investment trusts.

(5) Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the value of the Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of 7 1/2% of the value of the Fund's assets at the time of such borrowing. (This borrowing provision is not for investment leverage, but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.) Borrowings may take the form of a sale of portfolio securities accompanied by a simultaneous agreement as to their repurchase.

(6) Make loans, except that the Fund may purchase or hold debt obligations in accordance with the investment restrictions set forth in paragraph 1 above and may enter into repurchase agreements for such securities, and may lend its portfolio securities against collateral consisting of cash, or securities issued or guaranteed by the U.S. Government or its agencies, which is equal at all times to at least 100% of the value of the securities loaned.

(7) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 5 in the latest fiscal year and it has no present intention of borrowing during the current year. The Government Fund has adopted the following non-fundamental restriction which may be changed by the Board of Trustees without shareholder approval. The Government Fund may not:

(1) Invest more than 15% of its net assets in illiquid securities.

THE HIGH YIELD FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) With respect to 75% of the Fund's total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objectives and policies are not prohibited and it may lend its securities as discussed under "Investment Objectives and Policies -- Additional Investment Information" in the prospectus.

(3) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

(4) Invest more than 25% of the Fund's total assets in fixed income securities which are payable in currencies other than United States Dollars. (Investments in such securities may involve risks which differ from investments in securities of U.S. issuers, such as future political and economic developments, the possible imposition of governmental restrictions and taxes, as well as currency fluctuation.)

(5) Engage in margin purchases except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions; nor may the Fund make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for securities, without payment of additional consideration, which are equal in amount to and of the same issue as the securities sold short and such securities are not subject to outstanding call options, and unless not more than 10% of the Fund's net assets is held as collateral for such sales at any one time. (Management does not intend to make such sales except for the purpose of deferring realization of gain or loss for federal income tax purposes.)

(6) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

(7) Concentrate more than 25% of the value of its assets in any one industry. Water, communications, electric and gas utilities shall each be considered a separate industry.

(8) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(9) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(10) Issue senior securities except as permitted under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 3 in the latest fiscal year; though it may borrow in the future as permitted by that investment restriction. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The High Yield Fund may not:

(i) Invest more than 5% of the Fund's total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation, and equity securities of issuers which are not readily marketable.

(ii) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(iii) Invest for the purpose of exercising control or management of another issuer.

(iv) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(v) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, unless immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company would be owned by the Fund, (ii) 5% of the Fund's total assets would be invested in any one such company, and (iii) 10% of the Fund's total assets would be invested in such securities.

(vi) Invest more than 15% of its net assets in illiquid securities.

(vii) Invest in warrants if more than 5% of the Fund's net assets would be invested in warrants. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities may be deemed to be without value for such purposes.

(viii) Invest in oil, gas, and other mineral leases.

(ix) Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts and readily marketable securities of companies which invest in real estate).

(x) Invest more than 5% of its total assets in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees, provided that the total amount of Fund assets invested in restricted securities and securities of issuers which with their predecessors have a record of less than three years continuous operation will not exceed 15% of total assets.

(xi) Invest more than 10% of its total assets in securities of real estate investment trusts.

THE INCOME AND CAPITAL FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) Invest in securities other than those specified under "Investment Objectives and Policies" in the prospectus. This restriction does not prevent the Fund from holding common stocks or other corporate securities not qualifying as debt obligations if such securities are acquired through conversion provisions of debt securities or from corporate reorganizations. Nor does it prevent the holding of debt securities whose quality rating is reduced by the rating services below those specified under "Investment Objectives and Policies" after purchase by the Fund.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States or Canadian governments, their agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer.

(3) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(4) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objective and policies are not prohibited and the Fund may lend its portfolio securities as described under "Investment Objectives and Policies -- Additional Investment Information" in the prospectus.

(5) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

(6) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.

(7) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

(8) Concentrate more than 25% of the value of its assets in any one industry. Water, communications, electric and gas utilities shall each be considered a separate industry.

(9) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(10) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(11) Issue senior securities except as permitted under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 5 in the latest fiscal year and it has no present intention of borrowing during the current year. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Income and Capital Fund may not:

(i) Invest more than 5% of the Fund's total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation, and equity securities of issuers which are not readily marketable.

(ii) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(iii) Invest for the purpose of exercising control or management of another issuer.

(iv) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(v) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

(vi) Invest more than 15% of its net assets in illiquid securities.

(vii) Invest in warrants if more than 5% of the Fund's net assets would be invested in warrants. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities may be deemed to be without value for such purposes.

(viii) Invest in oil, gas, and other mineral leases.

(ix) Purchase or sell real property (including limited partnership interests but excluding readily marketable interests in real estate investment trusts and readily marketable securities of companies which invest in real estate).

(x) Invest more than 5% of its total assets in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees, provided that the total amount of Fund assets invested in restricted securities and securities of issuers which with their predecessors have a record of less than three years continuous operation will not exceed 15% of total assets.

(xi) Invest more than 10% of its total assets in securities of real estate investment assets.

THE MORTGAGE FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) Purchase securities or make investments other than in accordance with its investment objective and policies.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's net assets would be invested in securities of that issuer.

(3) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(4) Invest more than 5% of the Fund's total assets in securities of issuers (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) which with their predecessors have a record of less than three years continuous operation.

(5) Enter into repurchase agreements if more than 10% of the Fund's net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days.

(6) Make loans to others (except through the purchase of debt obligations or repurchase agreements or by lending its portfolio securities in accordance with its investment objective and policies).

(7) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three business days, reduce its indebtedness to the extent necessary. [The Fund will not borrow for leverage purposes, and while borrowings are outstanding securities will not be purchased.]

(8) Concentrate more than 25% of the Fund's net assets in any one industry.

(9) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of Kemper Portfolios or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together they own more than 5% of the securities of such issuer.

(10) Invest more than 5% of the Fund's total assets in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933) and no more than 10% of its assets will be invested in securities which are considered illiquid. [Repurchase agreements maturing in more than 7 days are considered illiquid for purposes of this restriction.]

(11) Invest for the purpose of exercising control or management of another issuer.

(12) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(13) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

(14) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(15) Issue senior securities as defined in the Investment Company Act of 1940.

(16) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and option transactions.

(17) Write (sell) put or call options, combinations thereof or similar options except that the Fund may write covered call options on up to 100% of the Fund's net assets and may write secured put options on up to 50% of the Fund's net assets; nor may the Fund purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

(18) Invest in commodities or commodity futures contracts although the Fund may buy or sell financial futures contracts and options on such contracts; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or total assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 7 in the latest fiscal year, and it has no present intention of borrowing during the current year. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Mortgage Fund may not:

(i) Invest in oil, gas or other mineral exploration or development programs.

(ii) Invest in warrants if more than 5% of the Fund's net assets would be invested in warrants. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities may be deemed to be without value for such purposes.

(iii) Invest in limited partnership interests in real estate.

THE SHORT-INTERMEDIATE GOVERNMENT FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) Purchase securities or make investments other than in accordance with its investment objective and policies.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's net assets would be invested in securities of that issuer.

(3) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(4) Make loans to others (except through the purchase of debt obligations or repurchase agreements or by lending its portfolio securities in accordance with its investment objective and policies).

(5) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three business days, reduce its indebtedness to the extent necessary. [The Fund will not borrow for leverage purposes, and while borrowings are outstanding securities will not be purchased.]

(6) Concentrate more than 10% of the Fund's net assets in any one industry.

(7) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(8) Issue senior securities except as permitted under the Investment Company Act of 1940.

(9) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and option transactions.

(10) Engage in put or call option transactions; however, the Fund may write
(sell) put or call options on up to 25% of its net assets and may purchase put or call options if no more than 5% of its net assets would be invested in premiums on put and call options, combinations thereof or similar options; and the Fund may buy and sell options on financial futures contracts.

(11) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 5 in the latest fiscal year and it has no present intention of borrowing during the current year. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Short-Intermediate Government Fund may not:

(i) Invest more than 5% of the Fund's total assets in securities of issuers (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities, including collateralized obligations thereof) which with their predecessors have a record of less than three years continuous operation.

(ii) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of Kemper Portfolios or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together they own more than 5% of the securities of such issuer.

(iii) Invest for the purpose of exercising control or management of another issuer.

(iv) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(v) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets. This restriction does not apply to the Fund to the extent that certain collateralized obligations may be considered to be issued by an "investment company" (see "Investment Policies and Techniques --Collateralized Obligations").

(vi) Invest more than 15% of its net assets in illiquid securities.

(vii) Invest in oil, gas or other mineral exploration or development programs.

(viii) Invest in warrants if more than 5% of the Fund's net assets would be invested in warrants. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities may be deemed to be without value for such purposes.

(ix) Invest in limited partnership interests in real estate.

(x) Invest more than 5% of its total assets in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees, provided that the total amount of Fund assets invested in restricted securities and securities of issuers which with their predecessors have a record of less than three years continuous operation will not exceed 15% of total assets.

(xi) Invest more than 10% of its total assets in securities of real estate investment trusts.

INVESTMENT POLICIES AND TECHNIQUES

GENERAL. Each Fund may engage in options and financial futures and other derivatives transactions in accordance with its respective investment objectives and policies. Each such Fund intends to engage in such transactions if it appears to the investment manager to be advantageous to do so in order to pursue its investment objective and also to hedge against the effects of market risks but not for speculative purposes. The Cash Reserves Fund does not engage in options and futures transactions. The use of futures and options, and possible benefits and attendant risks, are discussed below along with information concerning other investment policies and techniques.

OPTIONS ON SECURITIES. A Fund (other than the Cash Reserves Fund) may write
(sell) "covered" call options on securities as long as it owns the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain for the term of the option a segregated account consisting of cash, U.S. Government Securities or other liquid high-grade debt obligations ("eligible securities") having a value at least equal to the fluctuating market value of the optioned securities. A Fund may write "covered" put options provided that, as long as the Fund is obligated as a writer of a put option, the Fund will own an option to sell the underlying securities subject to the option, having an exercise price equal to or greater than the exercise price of the "covered" option, or it will deposit and maintain in a segregated account eligible securities having a value equal to or greater than the exercise price of the option. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Funds may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a bench mark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows a Fund to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times a Fund would like to establish a position in a security upon which call options are available. By purchasing a call option, a Fund is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because a Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

During the option period the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option writer has to sell the underlying security because of the exercise of a call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received.

OVER-THE-COUNTER OPTIONS. As indicated in the prospectus (see "Investment Objectives and Policies"), the Funds (other than the Cash Reserves Fund) may deal in over-the-counter traded options ("OTC options"). OTC options differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Fund may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange traded options. Since there is no exchange, pricing is normally done by reference to information from market makers, which information is carefully monitored by the investment manager and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Funds understand the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The investment manager disagrees with this position and has found the dealers with which it engages in OTC options transactions generally agreeable to and capable of entering into closing transactions. The Funds have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the Funds' portfolios. A brief description of such procedures is set forth below.

A Fund will only engage in OTC options transactions with dealers that have been specifically approved by the investment manager pursuant to procedures adopted by the Fund's Board of Trustees. The investment manager believes that the approved dealers should be able to enter into closing transactions if necessary and, therefore, present minimal credit risks to a Fund. The investment manager will monitor the creditworthiness of the approved dealers on an ongoing basis. A Fund currently will not engage in OTC options transactions if the amount invested by the Fund in OTC options, plus a "liquidity charge" related to OTC options written by the Fund, plus the amount invested by the Fund in illiquid securities, would exceed 15% of the Fund's net assets (10% of total assets for the Mortgage Fund). The "liquidity charge" referred to above is computed as described below.

The Funds anticipate entering into agreements with dealers to which a Fund sells OTC options. Under these agreements a Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

OPTIONS ON SECURITIES INDICES. A Fund (other than the Cash Reserves Fund) also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index since the prices of such securities may be affected by somewhat different factors and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When a Fund writes an option on a securities index, it will segregate, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

A Fund may also purchase and sell options on other appropriate indices, as available, such as foreign currency indices. Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

FINANCIAL FUTURES CONTRACTS. The Funds (except the Cash Reserves Fund) may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or an amount of foreign currency or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in market conditions or foreign exchange rates which otherwise might affect adversely the value of securities or other assets which the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index or foreign currency called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index or foreign currency at a specified price during a specified delivery period. At the time of delivery, in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

Although some futures contracts by their terms call for the actual delivery or acquisition of securities or other assets, in most cases a party will close out the contractual commitment before delivery of the underlying assets by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying securities or other assets. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. A Fund will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. At the time a Fund enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce a Fund's return. Futures contracts entail risks. If the investment manager's judgment about the general direction of markets or exchange rates is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager may still not result in a successful hedging transaction. If any of these events should occur, the Fund could lose money on the financial futures contracts and also on the value of its portfolio assets.

OPTIONS ON FINANCIAL FUTURES CONTRACTS. A Fund (other than the Cash Reserves
Fund) may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. A Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. A Fund will establish segregated accounts or will provide cover with respect to written options on financial futures contracts in a manner similar to that described under "Options on Securities." Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

DELAYED DELIVERY TRANSACTIONS. The Funds (other than the Cash Reserves Fund) may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by a Fund to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When the Fund enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

To the extent a Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies. A Fund reserves the right to sell these securities before the settlement date if deemed advisable.

REGULATORY RESTRICTIONS. To the extent required to comply with SEC Release No. IC-10666, when purchasing a futures contract, writing a put option or entering into a delayed delivery purchase or a forward currency exchange purchase, a Fund will maintain in a segregated account cash, U.S. Government securities or liquid high-grade debt obligations equal to the value of such contracts. A Fund will use cover in connection with selling a futures contract.

A Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only in an attempt to hedge against changes in interest rates or market conditions affecting the value of securities which the Fund holds or intends to purchase.

FOREIGN CURRENCY OPTIONS. The Diversified, High Yield and Income and Capital Funds may engage in foreign currency options transactions. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

FOREIGN CURRENCY FUTURES TRANSACTIONS. As part of their financial futures transactions (see "Financial Futures Contracts" and "Options on Financial Futures Contracts" above), the Diversified, High Yield and Income and Capital Funds may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Diversified, High Yield and Income and Capital Funds may engage in forward foreign currency transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The investment manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. A Fund will not speculate in foreign currency exchange.

If a Fund retains the portfolio security and engages in an offsetting transaction with respect to a forward contract, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result should the value of such currency increase. A Fund may have to convert its holdings of foreign currencies into U.S. Dollars from time to time in order to meet such needs as Fund expenses and redemption requests. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

A Fund will not enter into forward contracts or maintain a net exposure in such contracts when the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. See "Foreign Currency Transactions" under "Investment Objectives and Policies-- Additional Investment Information" in the prospectus. A Fund segregates cash or liquid high-grade securities in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of foreign currency. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts. The Diversified, High Yield and Income and Capital Funds do not intend to enter into forward contracts for the purchase of a foreign currency if they would have more than 5% of the value of their total assets committed to such contracts. A Fund generally will not enter into a forward contract with a term longer than one year.

COLLATERALIZED OBLIGATIONS. A Fund will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to the Fund's investments. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. No Fund currently intends to invest more than 5% of its total assets in collateralized obligations that are collateralized by a pool of credit card or automobile receivables or other types of assets rather than a pool of mortgages, Mortgage-Backed Securities or U.S. Government Securities. Currently, none of the Funds intends to invest more than 10% of its total assets in inverse floaters. The Cash Reserves Fund does not invest in inverse floaters.

Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of the collateralized obligations as such. Collateralized obligations often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying securities are not passed through directly to holders of collateralized obligations, such obligations of varying maturities may be secured by a single portfolio or pool of securities, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. These relationships may in effect "strip" the interest payments from principal payments of the underlying securities and allow for the separate purchase of either the interest or the principal payments, sometimes called interest only (IO) and principal only (PO) securities. Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding. It is anticipated that no more than 10% of a Fund's total assets will be invested in IO and PO securities. Governmentally-issued and privately-issued IO's and PO's will be considered illiquid for purposes of a Fund's limitation on illiquid securities, however, the Board of Trustees of a Fund may adopt guidelines under which governmentally-issued IO's and PO's may be determined to be liquid.

ZERO COUPON GOVERNMENT SECURITIES. Subject to its investment objective and policies, a Fund may invest in zero coupon U.S. Government Securities. Zero coupon bonds are purchased at a discount from the face amount. The buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. These securities may include those created directly by the U.S. Treasury and those created as collateralized obligations through various proprietary custodial, trust or other relationships (see "Investment Objectives and Policies--Additional Investment Information--Collateralized Obligations" in the prospectus). The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon bonds created as collateralized obligations are similar to those created through the U.S. Treasury, but the former investments do not provide absolute certainty of maturity or of cash flows after prior classes of the collateralized obligations are retired. No Fund currently intends to invest more than 5% of its net assets in zero coupon U.S. Government Securities during the current year.

SHORT SALES AGAINST-THE-BOX. The Adjustable Rate, Diversified and Mortgage Funds may each make short sales against-the-box for the purpose of deferring realization of gain or loss for federal income tax purposes. A short sale "against-the-box" is a short sale in which the Fund owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. A Fund may engage in such short sales only to the extent that not more than 10% of the Fund's total assets (determined at the time of the short sale) is held as collateral for such sales. No Fund currently intends, however, to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.

ADDITIONAL INFORMATION--ADJUSTABLE RATE FUND. The interest rates paid on the adjustable rate securities in which the Adjustable Rate Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index or those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

The Mortgage-Backed Securities either issued or guaranteed by GNMA, FHLMC or FNMA ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the Fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-Backed Securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks. The yields provided by these Mortgage-Backed Securities have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Adjustable Rate Fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, the Adjustable Rate Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by the Adjustable Rate Fund to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. Also, the Adjustable Rate Fund's net asset value could vary to the extent that current yields on Mortgage-Backed Securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Adjustable Rate Fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other Mortgage-Backed Securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. It is these special characteristics that are unique to adjustable rate mortgages that the Fund believes make them attractive investments in seeking to accomplish the Adjustable Rate Fund's objective.

The Fund usually will enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amounts of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or high grade liquid debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. To the extent that the Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis.

The Adjustable Rate Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category by at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Adjustable Rate Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documents. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documents have not yet been developed and, accordingly, they are less liquid than swaps. It is anticipated that the Adjustable Rate Fund will not invest more than 5% of its total assets in interest rate caps and floors and that the aggregate notional (agreed upon) principal amount of interest rate swaps entered into by the Fund and the aggregate contract value of outstanding futures contracts of the Fund and futures contracts subject to outstanding options written by the Fund will not exceed 50% of the Fund's total assets. Because interest rate swaps and the purchase of interest rate caps and floors will be entered into for hedging purposes, the investment manager believes such obligations will not constitute senior securities and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

PORTFOLIO TRANSACTIONS

KFS is the investment manager for the Kemper Funds and KFS and its affiliates also furnish investment management services to other clients including Kemper Corporation and the Kemper insurance companies. KFS is the sole shareholder of Kemper Asset Management Company and Kemper Investment Management Company Limited. These three entities share some common research and trading facilities. Dreman Value Advisors, Inc. ("DVA"), a subsidiary of KFS, is investment manager for Kemper-Dreman Fund, Inc. and sub-adviser for another Kemper Fund. At times investment decisions may be made to purchase or sell the same investment securities for a Fund and for one or more of the other clients managed by KFS or its affiliates. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each.

National securities exchanges have established limitations governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may restrict the number of options a Fund will be able to write on a particular security.

The above mentioned factors may have a detrimental effect on the quantities or prices of securities, options or futures contracts available to a Fund. On the other hand, the ability of a Fund to participate in volume transactions may produce better executions for a Fund in some cases. The Board of Trustees of each Fund believes that the benefits of KFS's organization outweigh any limitations that may arise from simultaneous transactions or position limitations.

KFS, in effecting purchases and sales of portfolio securities for the account of a Fund, will implement each Fund's policy of seeking best execution of orders, which includes best net prices, except to the extent that KFS may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, clearance procedures, wire service quotations and statistical and other research information provided to a Fund and KFS. Any research benefits derived are available for all clients including clients of affiliated companies. Since it is only supplementary to KFS's own research efforts and must be analyzed and reviewed by KFS' staff, the receipt of research information is not expected to materially reduce expenses. In selecting among firms believed to meet the criteria for handling a particular transaction, KFS may give consideration to those firms that have sold or are selling shares of the Funds and of other funds managed by KFS or its affiliates, as well as to those firms that provide market, statistical and other research information to a Fund and KFS, although KFS is not authorized to pay higher commissions or, in the case of principal trades, higher prices to firms that provide such services, except as described below.

KFS may in certain instances be permitted to pay higher brokerage commissions (not including principal trades) solely for receipt of market, statistical and other research services. Subject to Section 28(e) of the Securities Exchange Act of 1934 and procedures that may be adopted by the Board of Trustees of each Fund, a Fund (except the Cash Reserves, Mortgage and Short-Intermediate Government Funds) could pay a firm that provides research services to KFS a commission for effecting a securities transaction for the Fund in excess of the amount other firms would have charged for the transaction if KFS determines in good faith that the greater commission is reasonable in relation to the value of the research services provided by the executing firm viewed in terms either of a particular transaction or KFS's overall responsibilities to the Fund or other clients. Not all of such research services may be useful or of value in advising a particular Fund. Research benefits will be available for all clients of KFS and its subsidiaries. The investment management fee paid by a Fund to KFS is not reduced because KFS receives these research services.

The table below shows total brokerage commissions paid by each Fund for the last three fiscal years and for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided or sales of Kemper Mutual Fund Shares.

                                                          ALLOCATED TO FIRMS
                                                               BASED ON
                                                          RESEARCH/SALES OF
                                                          KEMPER FUND SHARES
                  FUND                     FISCAL 1995      IN FISCAL 1995      FISCAL 1994    FISCAL 1993
----------------------------------------   -----------    ------------------    -----------    -----------
Adjustable Rate.........................   $    99,000             0%           $         0    $         0
Cash Reserves...........................   $         0+            0%           $         0    $         0
Diversified.............................   $ 1,323,000             3%           $ 2,938,000    $ 2,363,000
Government..............................   $   823,000             0%           $ 1,071,000    $     1,000
High Yield..............................   $21,136,000             0%           $20,105,000    $12,347,000
Income and Capital......................   $ 1,576,000             0%           $ 1,168,000    $ 1,131,000
Mortgage................................   $ 1,598,000+            1%           $   835,000    $   873,000
Short-Intermediate Government...........   $   125,000+            1%           $    15,000    $    27,000

---------------
+ Includes amounts paid during the fiscal year ended July 31, 1995 and the fiscal period from August 1, 1995 to September 30, 1995.

The changes in portfolio turnover rates during the last three fiscal years for the Adjustable Rate Fund, Government Fund, Mortgage Fund and Short-Intermediate Government Fund were due primarily to strategies related to delayed delivery transactions. The increase in portfolio turnover rates during the last three fiscal years for the Diversified Fund were due primarily to the reallocation of portfolio assets across various market sectors.

INVESTMENT MANAGER AND UNDERWRITER

INVESTMENT MANAGER. Kemper Financial Services, Inc. ("KFS"), 120 South LaSalle Street, Chicago, Illinois 60603, is each Fund's investment manager. Pursuant to investment management agreements, KFS acts as each Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of a Fund if elected to such positions. Each investment management agreement provides that each Fund pays the charges and expenses of its operations, including the fees and expenses of the trustees (except those who are officers or employees of KFS), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value, taxes and membership dues. Each Fund bears the expenses of registration of its shares with the Securities and Exchange Commission, while Kemper Distributors, Inc. ("KDI"), as principal underwriter, pays the cost of qualifying and maintaining the qualification of each Fund's shares for sale under the securities laws of the various states. KFS has agreed to reimburse each Fund (except the Government
Fund) to the extent required by applicable state expense limitations should all operating expenses of each Fund, including the investment management fees of KFS but excluding taxes, interest, distribution fees, extraordinary expenses, brokerage commissions or transaction costs and any other properly excludable expenses, exceed the applicable state expense limitations. The Funds believe that the most restrictive state expense limitation currently in effect would require that such operating expenses not exceed 2.5% of the first $30 million of average daily net assets, 2% of the next $70 million and 1.5% of average daily net assets over $100 million. Under such state expense limitation, custodian costs attributable to foreign securities that are in excess of similar domestic custodian costs are excluded from operating expenses. KFS has agreed to reimburse the Government Fund should all operating expenses of the Fund, including the compensation of KFS, but excluding taxes, interest, distribution services fees, extraordinary expenses and brokerage commissions or transaction costs, exceed 1% of average daily net assets of the Fund on an annual basis.

The investment management agreements provide that KFS shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of KFS in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under each agreement.

Each Fund's investment management agreement continues in effect from year to year so long as its continuation is approved at least annually by (a) a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and (b) by the shareholders or the Board of Trustees of the Fund. Each Fund's investment management agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment. If additional Funds become subject to an investment management agreement, the provisions concerning continuation, amendment and termination shall be on a Fund by Fund basis. Additional Funds may be subject to a different agreement.

The current investment management fee rates paid by the Funds are in the prospectus, see "Investment Manager and Underwriter." The investment management fees paid by each Fund for its last three fiscal years are shown in the table below.

                           FUND                                  1995           1994          1993
-----------------------------------------------------------   -----------    ----------    ----------
Adjustable Rate............................................   $   887,000     1,022,000*       10,000*
Cash Reserves..............................................   $ 1,346,000+*   1,464,000*    1,029,000*
Diversified................................................   $ 4,152,000     3,226,000     2,010,000
Government.................................................   $19,681,000    22,103,000    24,613,000
High Yield.................................................   $17,917,000    13,201,000    10,293,000
Income and Capital.........................................   $ 2,923,000     2,734,000     2,555,000
Mortgage...................................................   $21,526,000+   28,093,000    32,501,000
Short-Intermediate Government..............................   $ 1,626,000+    1,617,000     1,390,000

---------------
+ Includes amounts paid during the fiscal year ended July 31, 1995 and the fiscal period from August 1, 1995 to September 30, 1995.

* Fee waivers and/or expense absorptions in effect during the period, see below.

KFS agreed temporarily to absorb operating expenses for the Cash Reserves Fund from October 1, 1992 to May 28, 1994. During the fiscal year ended July 31, 1994 and the period October 1, 1992 to July 31, 1993, KFS absorbed or paid $631,000 and $457,000, respectively, of operating expenses for the Cash Reserves Fund. Prior to May 31, 1994, the Cash Reserves, Mortgage and Short-Intermediate Government Funds paid KFS an annual investment management fee, payable monthly, on a graduated basis of .60% of the first $5 billion of average daily net assets of all Portfolios of Kemper Portfolios, .55% of the next $5 billion and .50% of average daily net assets of all Portfolios subject to the agreement over $10 billion.

Beginning January 17, 1992, KFS agreed to waive its full management fee and to absorb all other operating expenses of the Adjustable Rate Fund through December 31, 1992. For this purpose, "operating expenses" does not include taxes, interest, extraordinary expenses, brokerage commissions or transaction costs. Commencing on January 1, 1993, the investment management fee and other operating expenses were gradually reinstated at the aggregate rate (as a percentage of average daily net assets) of .07% each month. All expenses were reinstated by January 31, 1994. If the fee waiver had not been in effect during the fiscal years ended August 31, 1994 and 1993, KFS would have received management fees of $1,161,000 and $1,015,000, respectively, from the Fund. Prior to May 31, 1994, the Adjustable Rate Fund paid KFS an investment management fee, payable monthly, at the annual rate of .50% of average daily net assets. Prior to January 1, 1992, the Adjustable Rate Fund paid KFS an annual investment management fee, payable monthly, on a graduated basis of .60% of the first $2 billion of average daily net assets of the Fund, .55% of the next $2 billion and .50% of average daily net assets of the Fund over $4 billion.

Prior to May 31, 1994, the Diversified Fund paid KFS an investment management fee, payable monthly, at the annual rate of .70% of average daily net assets.

Prior to May 31, 1994, the Government Fund paid KFS an investment management fee, payable monthly, at the annual rate of .55% of the first $200 million of average daily net assets, .45% of the next $300 million of average daily net assets, and .35% of average daily net assets over $500 million.

Prior to May 31, 1994, the High Yield Fund paid KFS an investment management fee, payable monthly, at the annual rate of .65% of the first $75 million of average daily net assets, .55% of the next $75 million of average daily net assets, and .50% of average daily net assets over $150 million.

Prior to May 31, 1994, the Income and Capital Fund paid KFS an investment management fee, payable monthly, at the annual rate of .55% of the first $200 million of average daily net assets, .45% of the next $300 million of average daily net assets and .35% of average daily net assets over $500 million.

PRINCIPAL UNDERWRITER. Pursuant to separate underwriting and distribution services agreements ("distribution agreements"), KDI, a wholly owned subsidiary of KFS, is the principal underwriter and distributor for the shares of each Fund and acts as agent of each Fund in the continuous offering of its shares. KDI bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs. Before February 1, 1995, KFS was the Funds' principal underwriter and distributor.

Each distribution agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. Each agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a Fund or by KDI upon 60 days notice. Termination by a Fund with respect to a class may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the Investment Company Act of 1940. The agreement may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the agreement. The provisions concerning the continuation, amendment and termination of the distribution agreement are on a Fund by Fund basis and for each Fund on a class by class basis.

CLASS A SHARES. The following information concerns the underwriting commissions paid in connection with the distribution of each Fund's Class A shares for the fiscal years noted.

                                                                                                        COMMISSIONS
                                                          COMMISSIONS           COMMISSIONS               PAID TO
            CLASS A SHARES               FISCAL YEAR    RETAINED BY KDI    KDI PAID TO ALL FIRMS    KDI AFFILIATED FIRMS
--------------------------------------   -----------    ---------------    ---------------------    --------------------
Adjustable Rate.......................       1995         $    22,000           $   161,000              $   40,000
                                             1994         $    64,000               676,000                 218,000
                                             1993         $   109,000             1,530,000                 304,000
Cash Reserves.........................       1995+        $         0                     0                       0
                                             1994*        $         0                     0                       0
Diversified...........................       1995         $    75,000               462,000                  68,000
                                             1994         $   115,000               694,000                 125,000
                                             1993         $   156,000             1,017,000                 178,000
Government............................       1995         $   380,000             2,427,000                 325,000
                                             1994         $   820,000             5,602,000                 693,000
                                             1993         $ 3,322,000            24,107,000               3,484,000
High Yield............................       1995         $   476,000             3,430,000                 435,000
                                             1994         $   665,000             4,420,000                 679,000
                                             1993         $ 1,070,000             7,469,000               1,088,000
Income and Capital....................       1995         $    96,000               767,000                 110,000
                                             1994         $   261,000             1,055,000                 179,000
                                             1993         $   223,000             1,767,000                 175,000
Mortgage..............................       1995+        $    20,000               183,000                  29,000
                                             1994*        $     6,000                     0                       0
Short-Intermediate Government.........       1995+        $    23,000               220,000                  77,000
                                             1994*        $     1,000                 6,000                   1,000

---------------
 + Includes amounts paid during fiscal year ended July 31, 1995 and fiscal period from August 1, 1995 to September 30, 1995.
 * Class A shares of the Cash Reserves, Mortgage and Short-Intermediate Government Funds were not available for purchase (except upon conversion of Class B shares) prior to May 31, 1994.

CLASS B SHARES AND CLASS C SHARES. Class B and Class C shares of each Fund (other than the Cash Reserves, Mortgage and Short-Intermediate Government Funds) were not available for purchase prior to May 31, 1994.

Prior to December 1, 1991, KFS (as predecessor to KDI) paid each firm, including affiliated brokers, a service fee with respect to Class B shares (then called "Initial Shares") of all Kemper Portfolios, including the Cash Reserves, Mortgage and Short-Intermediate Government Funds, from the distribution services fee at the annual rate of .25% on assets maintained and serviced for more than one year in Fund accounts. Effective December 1, 1991, KDI (and KFS as predecessor) as administrator pays each firm a service fee as described under "Investment Manager and Underwriter--Administrative Services." Prior to December 1, 1991, the distribution services fee was paid at the annual rate of 1.25% of average daily net assets of Kemper Portfolios. Effective December 1, 1991, the distribution services fee is paid at the annual rate of .75% of average daily net assets of each such Fund. During the fiscal year ended July 31, 1993, Kemper Portfolios incurred expenses of and paid KFS a distribution services fee of

$1,223,000 in the Cash Reserves Fund, $35,859,000 in the Mortgage Fund and $1,774,000 in the Short-Intermediate Government Fund. The fee payable to KDI under the Plan is not reduced or offset by the amount of any contingent deferred sales charges received by KDI. A portion of the aforesaid marketing, sales and operating expenses could be considered overhead expense.

Since the distribution agreement provides for fees charged to Class B and Class C shares that are used by KDI to pay for distribution services (see the prospectus under "Investment Manager and Underwriter"), the agreement (the "Plan"), is approved and renewed separately for the Class B and Class C shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, which regulates the manner in which an investment company may, directly or indirectly, bear expenses of distributing its shares.

Expenses of the Funds and of KDI (and KFS as predecessor) in connection with the Rule 12b-1 plans for the Class B and Class C shares are set forth below. A portion of the marketing, sales and operating expenses shown below could be considered overhead expense.

                              CONTINGENT                 COMMISSIONS             OTHER DISTRIBUTION EXPENSES PAID BY KDI
               DISTRIBUTION    DEFERRED       TOTAL      PAID BY KDI   ------------------------------------------------------------
CLASS           FEES PAID       SALES      COMMISSIONS     TO KDI      ADVERTISING                MARKETING     MISC.
  B  FISCAL      BY FUND       CHARGES     PAID BY KDI   AFFILIATED        AND       PROSPECTUS   AND SALES   OPERATING   INTEREST
SHARES  YEAR      TO KDI        TO KDI      TO FIRMS        FIRMS      LITERATURE     PRINTING    EXPENSES    EXPENSES     EXPENSE
---  ------    ------------   ----------   -----------   -----------   -----------   ----------   ---------   ---------   ---------
Adjustable
  Rate...  1995 $     35,000      30,000      116,000        41,000       13,000        3,000        69,000     22,000       18,000
      1994*    $      3,000        1,000       27,000         9,000        2,000        1,000         7,000      2,000        1,000
Cash
Reserves...  1995+ $  2,125,000  1,629,000  2,810,000        86,000      249,000       63,000     1,607,000    285,000      775,000
      1994     $  1,790,000    1,336,000    3,015,000        81,000      148,000        8,000     1,158,000     81,000      311,000
Diversified...  1995 $  1,925,000    688,000  1,155,000     133,000      115,000       16,000       586,000     97,000      452,000
      1994*    $    922,000      322,000      479,000        73,000       35,000       15,000       250,000     41,000      168,000
Government...  1995 $    254,000     91,000  1,495,000      200,000      131,000        8,000       681,000     86,000      136,000
      1994*    $     19,000       12,000      187,000        52,000       11,000        5,000        80,000     10,000        7,000
High
Yield...  1995 $  7,344,000    1,785,000    3,986,000       574,000      335,000       45,000     2,075,000    281,000      461,000
      1994*    $  2,493,000      657,000    1,343,000       254,000       85,000       33,000       692,000    108,000      115,000
Income
  and
  Capital...  1995 $    289,000     86,000    876,000       113,000       70,000        7,000       354,000     59,000      104,000
      1994*    $     31,000       12,000      164,000        35,000       14,000        5,000        79,000     12,000       10,000
Mortgage...  1995+ $ 15,132,000  4,977,000  1,496,000       156,000      165,000       72,000       979,000    147,000    1,911,000
      1994     $ 23,535,000    7,287,000    6,814,000     1,041,000      326,000       20,000     2,240,000    128,000    2,696,000
Short-Intermediate
  Government...  1995+ $  1,979,000  1,011,000    699,000     64,000      78,000       21,000       416,000     73,000       14,000
      1994     $  2,044,000      810,000    1,946,000       263,000       97,000        4,000       644,000     37,000      105,000

---------------
+ Includes amounts paid during the fiscal year ended July 31, 1995 and the fiscal period from August 1, 1995 to September 30, 1995.

* Class B shares were first offered on May 31, 1994.

                                                       DISTRIBUTION
                                                        FEES PAID               OTHER DISTRIBUTION EXPENSES PAID BY KDI
                         DISTRIBUTION      TOTAL          BY KDI      -----------------------------------------------------------
                          FEES PAID     DISTRIBUTION      TO KDI      ADVERTISING                MARKETING     MISC.
 CLASS C                   BY FUND      FEES PAID BY    AFFILIATED        AND       PROSPECTUS   AND SALES   OPERATING   INTEREST
 SHARES**  FISCAL YEAR      TO KDI      KDI TO FIRMS      FIRMS       LITERATURE     PRINTING    EXPENSES    EXPENSES    EXPENSES
---------  -----------   ------------   ------------   ------------   -----------   ----------   ---------   ---------   --------
Adjustable
  Rate...      1995        $  8,000        11,000          4,000          6,000        2,000       32,000      14,000      4,000
               1994        $  1,000             0              0          3,000        1,000        9,000       3,000          0
Cash
Reserves...    1995+       $ 33,000        30,000          2,000         36,000        5,000      223,000      42,000     18,000
               1994        $      0             0              0          1,000            0        9,000       2,000          0
Diversified...     1995    $ 14,000        14,000          1,000          8,000        1,000       42,000      14,000      5,000
               1994        $  1,000         1,000          1,000          1,000        1,000       11,000       2,000          0
Government...     1995     $ 19,000        19,000          2,000         11,000        1,000       60,000      14,000      4,000
               1994        $  1,000         1,000          1,000          1,000        1,000        8,000       2,000          0
High
 Yield...      1995        $ 68,000        67,000          8,000         41,000        4,000      250,000      44,000     18,000
               1994        $  3,000         3,000          3,000          6,000        3,000       51,000       9,000      1,000
Income
  and
  Capital...     1995      $ 12,000        12,000          1,000          7,000        1,000       34,000      11,000      2,000
               1994        $  1,000         1,000          1,000          1,000            0        5,000       1,000          0
Mortgage...    1995+       $  5,000         5,000          1,000          4,000        1,000       23,000      12,000      2,000
               1994        $      0             0              0              0            0        1,000           0          0
Short-Intermediate
  Government...    1995+   $ 19,000        42,000          3,000         15,000        4,000       79,000      21,000      8,000
               1994        $      0             0              0          2,000            0        6,000       1,000          0

---------------
 + Includes amounts paid during the fiscal year ended July 31, 1995 and the fiscal period from August 1, 1995 to September 30, 1995.

** Class C shares were first offered on May 31, 1994.

ADMINISTRATIVE SERVICES. Administrative services are provided to each Fund under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and the Fund, including the payment of service fees. For the services under the administrative agreement, each Fund pays KDI an administrative services fee, payable monthly, at the annual rate of up to .25% of average daily net assets of Class A, B and C shares of the Fund. Before February 1, 1995, KFS was the administrator.

KDI has entered into related arrangements with various financial services firms, such as broker-dealers or banks ("firms"), that provide services and facilities for their customers or clients who are shareholders of the Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A shares, KDI pays each firm a service fee, payable quarterly, at an annual rate of (a) up to .15% (.25% for the Cash Reserves, Mortgage and Short-Intermediate Government Funds) of the net assets in Fund accounts that it maintains and services attributable to Class A shares acquired prior to October 1, 1993, and (b) up to .25% of net assets of those accounts that it maintains and services attributable to Class A shares acquired on or after October 1, 1993, in each case commencing with the month after investment. With respect to Class B shares and Class C shares, KDI pays each firm a service fee, payable quarterly, at an annual rate of up to .25% of the net assets in Fund accounts that it maintains and services attributable to Class B shares and Class C shares, respectively, in each case commencing with the month after investment (month of investment for Class C shares); provided, however, KDI may for Class B shares advance the first year service fee as described in the prospectus under "Investment Manager and Underwriter." Firms to which service fees may be paid include broker-dealers affiliated with KDI.

The following information concerns the administrative services fee paid by each Fund to KDI (or KFS as predecessor).




                                         ADMINISTRATIVE SERVICE FEES        TOTAL SERVICE FEES PAID BY    SERVICE FEES PAID BY KDI
                                                PAID BY FUND                       KDI TO FIRMS           TO KDI AFFILIATED FIRMS
                                      ------------------------------       ---------------------------    ------------------------
FUND                   FISCAL YEAR       CLASS A      CLASS B    CLASS C
----                  ------------    -----------   ---------   -------
Adjustable Rate......     1995        $   299,000      11,000     2,000               320,000                      76,000
                          1994*       $   377,000       1,000     1,000               378,000                      78,000
                          1993        $         0         N/A       N/A               290,000                      53,000
Cash Reserves........     1995+       $   113,000     664,000    10,000               854,000                      59,000
                          1994**      $    83,000     491,000         0               778,000                      45,000
                          1993        $   413,000         N/A       N/A               413,000                      45,000
Diversified..........     1995        $   952,000     620,000     5,000             1,582,000                     203,000
                          1994*       $   696,000     283,000         0             1,050,000                     162,000
                          1993        $   396,000         N/A       N/A               396,000                      73,000
Government...........     1995        $ 7,831,000      84,000     6,000             7,965,000                   1,161,000
                          1994*       $ 8,756,000       6,000         0             8,767,000                   1,514,000
                          1993        $ 9,729,000         N/A       N/A             9,729,000                   2,135,000
High Yield...........     1995        $ 4,323,000   2,400,000    22,000             6,730,000                     783,000
                          1994*       $ 3,405,000     759,000     1,000             3,961,000                     569,000
                          1993        $ 2,850,000         N/A       N/A             2,850,000                     379,000
Income and Capital...     1995        $   856,000      95,000     4,000               980,000                     108,000
                          1994*       $   810,000      11,000         0               833,000                     106,000
                          1993        $   730,000         N/A       N/A               730,000                     113,000
Mortgage.............     1995+       $ 5,402,000   4,811,000     2,000            10,164,000                   1,280,000
                          1994**      $ 4,291,000   7,373,000         0            11,426,000                   1,602,000
                          1993        $13,496,000         N/A       N/A            13,496,000                   1,978,000
Short-Intermediate
  Government.........     1995+       $    69,000     640,000     6,000               698,000                      60,000
                          1994**      $    26,000     671,000         0               670,000                      67,000
                          1993        $   589,000         N/A       N/A               589,000                      52,000

---------------
 + Includes amounts paid during fiscal year ended July 31, 1995 and the fiscal period from August 1, 1995 to September 30, 1995.
 * Class B and Class C shares were first offered on May 31, 1994.
** Class C shares were first offered on May 31, 1994.

KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for a Fund. Currently, however, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which there is a firm listed on the Fund's records and it is intended that KDI will pay all the administrative services fee that it receives from a Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of a Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which there is a firm of record, as well as (except for the Cash Reserves, Mortgage and Short-Intermediate Government Funds), with respect to Class A shares, the date when shares representing such assets were purchased. The Board of Trustees of a Fund, in its discretion, may approve basing the fee to KDI on all Fund assets in the future.

Certain trustees or officers of the Funds are also directors or officers of KFS or KDI as indicated under "Officers and Trustees."

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of each Fund maintained in the United States. The Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of each Fund held outside of the United States. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund. IFTC is also each Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of KFS, serves as "Shareholder Service Agent." IFTC receives an annual fee as custodian for each Fund, payable monthly, at a rate of $.10 per $1,000 of average monthly net assets of each Fund (in the case of the Cash Reserves Fund, at a rate of $.05 per $1,000) plus certain transaction charges and out-of-pocket expense reimbursement. IFTC receives as transfer agent, and pays to KSvC, annual account fees of $6 (a maximum of $8 for the Cash Reserves Fund accounts) per account plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B only) and out-of-pocket expense reimbursement. IFTC's fee is reduced by certain earnings credits in favor of the Fund. The following shows for each Fund's 1995 fiscal year the shareholder service fees IFTC remitted to KSvC. Prior to February 1, 1995, IFTC was 50% owned by KFS.

FUND                                                                                   FEES TO KSvC
----                                                                                   ------------
Adjustable Rate...................................................................          396,000
Cash Reserves+....................................................................        1,241,000
Diversified.......................................................................        1,650,000
Government........................................................................        4,925,000
High Yield........................................................................        4,248,000
Income and Capital................................................................          840,000
Mortgage+.........................................................................        7,000,000
Short-Intermediate Government+....................................................          824,000

---------------
+ Includes amounts paid during the fiscal year ended July 31, 1995 and the fiscal period from August 1, 1995 to September 30, 1995.

INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. The Funds' independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

PURCHASE AND REDEMPTION OF SHARES

As described in the Funds' prospectus, shares of a Fund are sold at their public offering price, which is the net asset value per share of the Fund next determined after an order is received in proper form plus, with respect to Class A shares of each Fund other than the Cash Reserves Fund, an initial sales charge. The applicable sales charge applies for exchanges from Class A shares of Cash Reserves Fund to Class A shares of other Kemper Mutual Funds. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. See the prospectus for certain exceptions to these minimums. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Upon receipt by the Shareholder Service Agent of a request for redemption, shares of a Fund will be redeemed by the Fund at the applicable net asset value per share of such Fund as described in the Funds' prospectus. The redemption within one year of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege described in the prospectus may be subject to a 1% contingent deferred sales charge (see "Purchase of Shares" in the prospectus). Redemption of Class B shares may be subject to a contingent deferred sales charge. When a Fund is asked to redeem shares for which it may not yet have received good payment, it may delay the mailing of a redemption check until it has determined that collected funds have been received for the purchase of such shares, which will be up to 15 days.

Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemption of Class B shares by certain classes of persons or through certain types of transactions as described in the prospectus is provided because of anticipated economies in sales and sales related efforts.

A Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of a Fund's shareholders.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to each Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in the Fund's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.

DIVIDENDS AND TAXES

DIVIDENDS. Each Fund normally declares and distributes monthly dividends of net investment income and distributes any net realized short-term and long-term capital gains at least annually, except that the Cash Reserves Fund declares daily dividends of its net investment income.

Cash Reserves Fund. Dividends will be reinvested or paid in cash monthly. If a shareholder redeems his or her entire account, all dividends accrued to the time of redemption will be paid at that time. The Fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Cash Reserves Fund consists of (a) accrued interest income plus or minus amortized discount or premium, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the Fund. Expenses are accrued each day. While the Fund's investments are valued at amortized cost (see "Net Asset Value" in the prospectus), there will be no unrealized gains or losses on such investments. However, should the net asset value deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above.

All Funds. A Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code"). Dividends will be reinvested in shares of the Fund paying such dividends unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Kemper Funds as described in the prospectus.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

TAXES. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed. One of the Subchapter M requirements to be satisfied is that less than 30% of a Fund's gross income during its fiscal year must be derived from gains (not reduced by losses) from the sale or other disposition of securities and certain other investments held for less than three months. A Fund may be limited in its options, futures and foreign currency transactions in order to prevent recognition of such gains.

A Fund's options, futures and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of the Fund's securities.

The mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options and futures held by the Fund at the end of the fiscal year. Under these provisions, 60% of any capital gain or loss recognized will generally be treated as long-term and 40% as short-term. However, although certain forward contracts and futures contracts on foreign currency are marked-to-market, the gain or loss is generally ordinary under
Section 988 of the Code. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that the Fund had unrealized gains in offsetting positions at year end.

Gains and losses attributable to fluctuations in the value of foreign currencies will be characterized generally as ordinary gain or loss under Section 988 of the Code. For example, if a Fund sold a foreign bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in greater net ordinary income, the dividends paid by the Fund will be increased; if the result of such transactions is lower net ordinary income, a portion of dividends paid could be classified as a return of capital.

At August 31, 1995 the Adjustable Rate Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $11,586,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 1997 through 2004. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

At October 31, 1995 the Diversified Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $255,985,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 1996 through 2003. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

At October 31, 1995, the Government Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $628,047,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 1998 through 2003. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

At October 31, 1995, the Income and Capital Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $21,025,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 2002 through 2003. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

At September 30, 1995, the High Yield Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $192,130,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 1998 through 2004. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

At September 30, 1995, the Mortgage Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $1,230,769,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 1996 through 2003. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

At September 30, 1995, the Short-Intermediate Government Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $18,057,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 2002 through 2003. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the one year period ended October 31 in the prior calendar year, minus any overdistribution in the prior calendar year. For purposes of calculating the required distribution, foreign currency gains or losses occurring after October 31 are taken into account in the following calendar year. Each Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

A shareholder who redeems shares of a Fund will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. Any loss recognized on the redemption of Fund shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares. A shareholder who has redeemed shares of a Fund (other than shares of the Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) or other Kemper Mutual Fund listed in the prospectus under "Special Features-- Class A Shares--Combined Purchases" may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of any Fund or in shares of a Kemper Mutual Fund within six months of the redemption as described in the prospectus under "Redemption or Repurchase of Shares--Reinvestment Privilege." If a shareholder realized a loss on the redemption or exchange of a Fund's shares and reinvests in shares of the same Fund within 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of a Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.

A Fund's investment income derived from foreign securities may be subject to foreign income taxes withheld at the source. Because the amount of a Fund's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by any applicable tax treaty.

PERFORMANCE

As described in the prospectus, each Fund's historical performance or return for a class of shares may be shown in the form of "yield" and, for each Fund except the Cash Reserves Fund, "average annual total return" and "total return" figures. The Cash Reserves Fund also may advertise its "effective yield." These various measures of performance are described below. Performance information will be computed separately for each class. KFS agreed to waive its management fee and to absorb certain operating expenses for the Adjustable Rate Fund and to absorb certain operating expenses for the Cash Reserves Fund for the periods and to the extent specified in this Statement of Additional Information. See "Investment Manager and Underwriter." Because of this waiver and expense absorption, the performance results for the Adjustable Rate Fund and Cash Reserves Fund may be shown with and without the effect of this waiver and expense absorption. Performance results not giving effect to waivers and expense absorptions will be lower.

Yield is a measure of the net investment income per share earned over a specific one month or 30-day period expressed as a percentage of the maximum offering price of a Fund's shares at the end of the period. Average annual total return and total return measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio.

A Fund's yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Each Fund's yield shown below is based on the one month (7 days for Cash Reserves Fund) period ended as noted.

                                                                             CLASS A    CLASS B    CLASS C
                           FUND (PERIOD ENDED)                               SHARES     SHARES     SHARES
--------------------------------------------------------------------------   -------    -------    -------
Adjustable Rate (8/31/95).................................................     5.25%      4.77%      4.97%
Cash Reserves (9/30/95)...................................................     4.98       4.12       4.15
Diversified (10/31/95)....................................................     7.10       6.50       6.59
Government (10/31/95).....................................................     6.16       5.46       5.50
High Yield (9/30/95)......................................................     9.59       9.02       9.06
Income and Capital (10/31/95).............................................     5.75       5.10       5.12
Mortgage (9/30/95)........................................................     5.85       5.24       5.43
Short-Intermediate Government (9/30/95)...................................     4.75       4.00       4.20

Each Fund's yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share (which is net asset value for Class B and Class C shares) on the last day of the period, according to the following formula:

               a - b
               -----     6
YIELD = 2 [ (   cd    +1) - 1]

Where: a = dividends and interest earned during the period.
       b = expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

       d = the maximum offering price per share on the last day of the period
           (which is net asset value for Class B and Class C shares).

In computing the foregoing yield, each Fund follows certain standardized accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with those that each Fund uses to prepare its annual and interim financial statements in conformity with generally accepted accounting principles.

The Cash Reserve Fund's yield is also computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Under that method, the current yield quotation is based on a seven-day period and is computed as follows. The first calculation is net investment income per share; which is accrued interest on portfolio securities, plus or minus amortized discount or premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation.

The Cash Reserve Fund's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is:
                        365/7
(base period return + 1)      - 1. The Cash Reserve Fund's effective yield for
its Class A, Class B and Class C shares for the seven-day period ended September 30, 1995 was 5.11%, 4.21% and 4.24%.

Each Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. The redeemable value in the case of Class B shares includes the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated without deducting the maximum sales charge.

Calculation of a Fund's total return is not subject to a standardized formula, except when calculated for purposes of the Fund's "Financial Highlights" table in the Fund's financial statements. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in a Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

A Fund's performance figures are based upon historical results and are not representative of future performance. Each Fund's Class A shares are sold at net asset value plus a maximum sales charge of 4.5% of the offering price (3.5% for the Adjustable Rate and Short-Intermediate Government Funds). Class B and Class C shares are sold at net asset value. Redemptions of Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Returns and net asset value will fluctuate. Factors affecting each Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of each Fund are redeemable at the then current net asset value, which may be more or less than original cost.

The figures below show performance information for the Funds for various periods. Comparative information with respect to certain indices is also included. Please note the differences and similarities between the investments which a Fund may purchase and the investments measured by the applicable indices. The Consumer Price Index is generally considered to be a measure of inflation. The Lehman Brothers Adjustable Rate Index generally represents the performance of adjustable rate mortgages during various market conditions. The Lehman Brothers Aggregate Bond Index generally represents the performance of intermediate and long-term government bonds and investment grade corporate debt securities and mortgage-backed securities during various market conditions. The Lehman Brothers Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities during various market conditions. The Merrill Lynch Market Weighted Index generally represents the performance of short- and intermediate-term Treasury and GNMA securities during various market conditions. The Salomon Brothers High Grade Corporate Bond Index generally represents the performance of high grade long-term corporate bonds during various market conditions. The Salomon Brothers Long-Term High Yield Index generally represents the performance of high yield debt securities during various market conditions. The Salomon Brothers 30 Year GNMA Index generally represents the performance of GNMA 30-year pass-through mortgages. The foregoing bond indices are unmanaged. The market prices and yields of corporate and government bonds will fluctuate. The net asset values and returns of each class of shares of the Funds will also fluctuate. No adjustment has been made for taxes payable on dividends. The period indicated was one of fluctuating securities prices and interest rates.

                     ADJUSTABLE RATE FUND--AUGUST 31, 1995

                      ---------------------------------------------------------------------------------------------------------
      TOTAL                Initial            Capital Gain             Income                Ending              Percentage
      RETURN               $10,000              Dividends             Dividends               Value               Increase
       TABLE            Investment(*)          Reinvested          Reinvested(**)         (adjusted)(*)         (adjusted)(*)
                      -----------------     -----------------     -----------------     -----------------     -----------------
CLASS A SHARES
Life of Fund(+)            $      8,896                     9                 7,520                16,425                  64.3
Five Years                        9,976                     0                 3,809                13,785                  37.9
One Year                          9,617                     0                   568                10,185                   1.9
CLASS B SHARES
Life of Fund(++)                  9,928                     0                   592                10,222                   2.2
One Year                          9,988                     0                   496                10,184                   1.8
CLASS C SHARES
Life of Fund(++)                  9,940                     0                   598                   DNA                   DNA
One Year                          9,988                     0                   501                   DNA                   DNA


      TOTAL              Ending              Percentage
      RETURN              Value               Increase
       TABLE         (unadjusted)(*)       (unadjusted)(*)
                    -----------------     -----------------
CLASS A SHARES
Life of Fund(+)                17,027                  70.3
Five Years                     14,283                  42.8
One Year                       10,552                   5.5
CLASS B SHARES
Life of Fund(++)               10,520                   5.2
One Year                       10,484                   4.8
CLASS C SHARES
Life of Fund(++)               10,538                   5.4
One Year                       10,489                   4.9

                                         COMPARED TO
                    ------------------------------------------------------
                    Consumer       Salomon         Lehman         Lehman
     TOTAL           Price       Bros. High         Bros.          Bros.
     RETURN          Index       Grade Corp.     Govt./Corp.     Adj. Rate
      TABLE           (1)         Index(2)        Index(3)       Index(4)
                    --------     -----------     -----------     ---------
Life of Fund(+)       33.7          132.1           111.1           DNA
Life of Fund(++)       3.7           18.0            14.0           9.6
Five Years            16.2           73.5            62.3           DNA
One Year               2.6           15.7            11.9           8.7

                                                           Salomon
                                                           Bros.             Lehman
                      Fund     Fund      Fund              High     Lehman   Bros.
 AVERAGE ANNUAL       Class    Class     Class     Consumer Grade   Bros.    Adj.
   TOTAL RETURN       A          B         C       Price   Corp.    Govt./Corp. Rate
       TABLE          Shares   Shares    Shares    Index(1) Index(2) Index(3) Index(4)
                      ----     -----     -----     ---     ----     ----     -----
Life of Fund(+)        6.4        --        --     3.7     11.1      9.8       DNA
Life of Fund(++)        --       1.8       4.3     2.9     14.1     11.0       7.1
Five Years             6.6       DNA       DNA     3.1     11.7     10.2       DNA
One Year               1.9       1.9       4.9     2.6     15.7     11.9       8.7

---------------

DNA--Data not available.

 (+) Since September 1, 1987 for Class A Shares.

(++) Since May 31, 1994 for Class B and Class C Shares.

                       DIVERSIFIED FUND--OCTOBER 31, 1995

                        -------------------------------------------------------------------------------------------
       TOTAL                  Initial              Capital Gain               Income                  Ending
       RETURN                 $10,000                Dividends               Dividends                 Value
       TABLE               Investment(*)            Reinvested            Reinvested(**)           (adjusted)(*)
--------------------    -------------------     -------------------     -------------------     -------------------
                                                  CLASS A SHARES
Life of Fund(+)               $       5,610                     715                  56,430                  62,755
Fifteen Years                         5,538                     420                  36,724                  42,682
Ten Years                             7,145                     235                  17,953                  25,333
Since 2/1/89(+++)                     9,315                       0                  11,251                  20,566
Five Years                           13,811                       0                   9,389                  23,200
One Year                              9,901                       0                     885                  10,786


       TOTAL              Percentage                Ending                Percentage
       RETURN              Increase                  Value                 Increase
       TABLE             (adjusted)(*)         (unadjusted)(***)       (unadjusted)(***)
--------------------  -------------------     -------------------     -------------------

Life of Fund(+)                     527.6                  65,702                   557.0
Fifteen Years                       326.8                  44,687                   346.9
Ten Years                           153.3                  26,524                   165.2
Since 2/1/89(+++)                   105.7                  21,529                   115.3
Five Years                          132.0                  24,320                   143.2
One Year                              7.9                  11,290                    12.9
                                                  CLASS B SHARES
Life of Fund(++)                     10,068                       0                   1,159                  10,927
One Year                             10,364                       0                     823                  10,887


Life of Fund(++)                      9.3                  11,227                    12.3
One Year                              8.9                  11,187                    11.9
                                                  CLASS C SHARES
Life of Fund(++)                     10,084                       0                   1,173                     DNA
One Year                             10,362                       0                     833                     DNA


Life of Fund(++)                      DNA                  11,257                    12.6
One Year                              DNA                  11,195                    12.0

                                                                COMPARED TO
                        -------------------------------------------------------------------------------------------
                                                                                                      Salomon
                                                      Salomon                 Lehman                   Bros.
       TOTAL                 Consumer                  Bros.                   Bros.                 Long-Term
       RETURN                  Price                High Grade              Govt./Corp.             High Yield
       TABLE                 Index(1)             Corp. Index(2)             Index(3)                Index(5)
--------------------    -------------------     -------------------     -------------------     -------------------
Life of Fund(+)                       152.4                   483.1                   462.8                     DNA
Life of Fund(++)                        3.9                    21.6                    16.8                    25.6
Fifteen Years                          80.7                   541.4                   436.9                   610.7
Ten Years                              40.9                   198.2                   160.6                   228.3
Since 2/1/89(+++)                      26.5                   103.5                    91.6                   115.6
Five Years                             14.8                    74.9                    62.8                   156.7
One Year                                2.5                    23.2                    16.6                    24.3

                                                                                                   Salomon
AVERAGE ANNUAL           Fund               Fund               Fund             Consumer            Bros.           Lehman Bros.
 TOTAL RETURN          Class A            Class B            Class C             Price            High Grade        Govt./Corp.
     TABLE              Shares             Shares             Shares            Index(1)        Corp. Index(2)        Index(3)
---------------     --------------     --------------     --------------     --------------     --------------     --------------
Life of Fund(+)               10.5                 --                 --                5.2               10.1                9.9
Life of
  Fund(++)                      --                6.4                8.7                2.7               14.8               11.6
Fifteen Years                 10.2                DNA                DNA                4.0               13.2               11.9
Ten Years                      9.7                DNA                DNA                3.5               11.6               10.1
Five Years                    18.3                DNA                DNA                2.8               11.8               10.2
One Year                       7.9                8.9               12.0                2.5               23.2               16.6

                    Salomon
                     Bros.
AVERAGE ANNUAL     Long-Term
 TOTAL RETURN      High Yield
     TABLE          Index(5)
---------------  --------------
Life of Fund(+)             DNA
Life of
  Fund(++)                 17.5
Fifteen Years              14.0
Ten Years                  12.6
Five Years                 20.8
One Year                   24.3

---------------

DNA--Data not available.

 (+) Since June 23, 1977 for Class A Shares.

 (++) Since May 31, 1994 for Class B and Class C Shares.

(+++) The Fund's current objective became effective February 1, 1989.

                       GOVERNMENT FUND--OCTOBER 31, 1995

                     -----------------------------------------------------------------------------------------------------------
      TOTAL             Initial        Capital Gain         Income            Ending          Percentage            Ending
     RETURN             $10,000         Dividends         Dividends            Value           Increase              Value
      TABLE          Investment(*)      Reinvested      Reinvested(**)     (adjusted)(*)     (adjusted)(*)      (unadjusted)(*)
                     -------------     ------------     --------------     -------------     -------------     -----------------
                                                                                                                  CLASS A SHARES
Life of Fund(+)         $ 8,000              0               33,530            41,530            315.3               43,480
Fifteen Years             9,409              0               34,431            43,840            338.4               45,923
Ten Years                 9,321              0               13,901            23,222            132.2               24,314
Five Year                 9,781              0                4,789            14,570             45.7               15,256
One Year                 10,206              0                  804            11,010             10.1               11,524
                                                                                                                  CLASS B SHARES
Life of Fund(++)         10,276              0                1,010            10,986              9.9               11,286
One Year                 10,684              0                  734            11,118             11.2               11,418
                                                                                                                  CLASS C SHARES
Life of Fund(++)         10,300              0                1,017               DNA              DNA               11,317
One Year                 10,695              0                  738               DNA              DNA               11,433

      TOTAL           Percentage
     RETURN            Increase
      TABLE         (unadjusted)(*)
                   -----------------
Life of Fund(+)          334.8
Fifteen Years            359.2
Ten Years                143.1
Five Year                 52.6
One Year                  15.2
Life of Fund(++)          12.9
One Year                  14.2
Life of Fund(++)          13.2
One Year                  14.3

                                          COMPARED TO
                   ---------------------------------------------------------
                   Consumer       Salomon         Lehman          Salomon
     TOTAL          Price       Bros. High         Bros.        Bros. 30 Yr.
    RETURN          Index       Grade Corp.     Govt./Corp.         GNMA
     TABLE           (1)         Index(2)        Index(3)         Index(6)
                   --------     -----------     -----------     ------------
Life of Fund(+)      105.4          459.6           423.3             DNA
Life of
  Fund(++)             3.9           21.6            16.8            15.4
Fifteen Years         80.7          541.4           436.9           470.8
Ten Years             40.9          198.2           160.6           159.7
Five Year             14.8           74.9            62.8            56.2
One Year               2.5           23.2            16.6            15.0

                                                                         Salomon         Lehman          Salomon
 AVERAGE ANNUAL        Fund        Fund        Fund       Consumer     Bros. High         Bros.        Bros. 30 Yr.
   TOTAL RETURN       Class A     Class B     Class C      Price       Grade Corp.     Govt./Corp.         GNMA
       TABLE          Shares      Shares      Shares      Index(1)      Index(2)        Index(3)         Index(6)
                      -------     -------     -------     --------     -----------     -----------     ------------
Life of Fund(+)          9.3         --          --          4.6           11.3            10.8             DNA
Life of Fund(++)          --        6.9         9.1          2.7           14.8            11.6            10.7
Fifteen Years           10.4        DNA         DNA          4.0           13.2            11.9            12.3
Ten Years                8.8        DNA         DNA          3.5           11.6            10.1            10.0
Five Year                7.8        DNA         DNA          2.8           11.8            10.2             9.3
One Year                10.1       11.2        14.3          2.5           23.2            16.6            15.0

---------------

DNA--Data not available.

 (+) Since October 1, 1979 for Class A Shares (when KFS assumed investment advisory responsibilities for the Fund; prior to that date, the Fund was managed by another investment adviser that was not affiliated with KFS)

(++) Since May 31, 1994 for Class B and Class C Shares.

                      HIGH YIELD FUND--SEPTEMBER 30, 1995

                      --------------------------------------------------------------------------------------------------
      TOTAL              Initial        Capital Gain         Income            Ending          Percentage            Ending
      RETURN             $10,000         Dividends         Dividends            Value           Increase              Value
      TABLE           Investment(*)      Reinvested      Reinvested(**)     (adjusted)(*)     (adjusted)(*)      (unadjusted)(*)
------------------    -------------     ------------     --------------     -------------     -------------     -----------------
CLASS A SHARES
Life of Fund(+)          $ 7,938            1,097            61,185             70,220            602.2               73,524
Fifteen Years             10,177            1,053            56,175             67,405            574.1               70,580
Ten Years                  8,831              463            20,358             29,652            196.5               31,048
Five Years                12,285                0             9,048             21,333            113.3               22,324
One Year                   9,889                0             1,014             10,903              9.0               11,410
CLASS B SHARES
Life of Fund(++)          10,051                0             1,259             11,010             10.1               11,310
One Year                  10,349                0               960             11,009             10.1               11,309
CLASS C SHARES
Life of Fund(++)          10,075                0             1,268                DNA              DNA               11,343
One Year                  10,348                0               965                DNA              DNA               11,313


      TOTAL            Percentage
      RETURN            Increase
      TABLE           (unadjusted)
------------------  -----------------
CLASS A SHARES
Life of Fund(+)           635.2
Fifteen Years             605.8
Ten Years                 210.5
Five Years                123.2
One Year                   14.1
CLASS B SHARES
Life of Fund(++)           13.1
One Year                   13.1
CLASS C SHARES
Life of Fund(++)           13.4
One Year                   13.1

                                          COMPARED TO
                     -----------------------------------------------------
                                                                  Salomon
                                   Salomon                         Bros.
                     Consumer       Bros.          Lehman        Long-Term
      TOTAL           Price       High Grade        Bros.          High
     RETURN           Index         Corp.        Govt./Corp.       Yield
      TABLE            (1)         Index(2)       Index(3)       Index(5)
-----------------    --------     ----------     -----------     ---------
Life of Fund(+)        145.1         478.2          451.3            DNA
Life of Fund(++)         3.9          19.8           15.1           24.2
Fifteen Years           82.4         521.8          423.8          608.4
Ten Years               41.5         203.5          161.9          224.9
Five Years              15.5          74.6           62.6          144.1
One Year                 2.5          20.7           14.8           23.1

                                                                                                      Salomon
                                                                      Salomon                          Bros.
                                                                       Bros.                         Long-Term
AVERAGE ANNUAL       Fund        Fund        Fund       Consumer     High Grade     Lehman Bros.       High
 TOTAL RETURN       Class A     Class B     Class C      Price         Corp.        Govt./Corp.        Yield
     TABLE          Shares      Shares      Shares      Index(1)      Index(2)        Index(3)       Index(5)
---------------     -------     -------     -------     --------     ----------     ------------     ---------
Life of Fund(+)       11.7         --          --          5.2          10.4            10.1             DNA
Life of Fund
  (++)                  --        7.4         9.9          2.9          14.4            11.1            17.7
Fifteen Years         13.6        DNA         DNA          4.1          13.0            11.7            13.9
Ten Years             11.5        DNA         DNA          3.5          11.7            10.1            12.5
Five Years            16.4        DNA         DNA          2.9          11.8            10.2            19.5
One Year               9.0       10.1        13.1          2.5          20.7            14.8            23.1

---------------

DNA--Data not available.

 (+) Since January 26, 1978 for Class A Shares.

(++) Since May 31, 1994 for Class B and Class C Shares.

                   INCOME AND CAPITAL FUND--OCTOBER 31, 1995

                      -----------------------------------------------------------------------------------------------------------
        TOTAL            Initial        Capital Gain         Income            Ending          Percentage            Ending
       RETURN            $10,000         Dividends         Dividends            Value           Increase              Value
        TABLE         Investment(*)      Reinvested      Reinvested(**)     (adjusted)(*)     (adjusted)(*)      (unadjusted)(*)
                      -------------     ------------     --------------     -------------     -------------     -----------------
                                                                                                                   CLASS A SHARES
Life of Fund(+)          $ 8,282             470              62,044               70,796         608.0               74,124
Fifteen Years             10,524             249              39,464               50,237         402.4               52,599
Ten Years                  9,667             120              14,400               24,187         141.9               25,316
Five Years                10,759              79               5,041               15,879          58.8               16,621
One Year                  10,473               0                 749               11,222          12.2               11,747
                                                                                                                   CLASS B SHARES
Life of Fund(++)          10,582               0                 979               11,261          12.6               11,561
One Year                  10,930               0                 683               11,313          13.1               11,613
                                                                                                                   CLASS C SHARES
Life of Fund(++)          10,607               0                 987                  DNA           DNA               11,594
One Year                  10,956               0                 689                  DNA           DNA               11,645

        TOTAL          Percentage
       RETURN           Increase
        TABLE        (unadjusted)(*)
                    -----------------
Life of Fund(+)           641.2
Fifteen Years             426.0
Ten Years                 153.2
Five Years                 66.2
One Year                   17.5
Life of Fund(++)           15.6
One Year                   16.1
Life of Fund(++)           15.9
One Year                   16.5

                                          COMPARED TO
                     -----------------------------------------------------
                                   Salomon        Lehman
                                    Bros.          Bros.         Lehman
        TOTAL        Consumer     High Grade     Aggregate        Bros.
      RETURN          Price       Corp. Bond       Bond        Govt./Corp.
       TABLE         Index(1)      Index(2)      Index(7)       Index(3)
                     --------     ----------     ---------     -----------
Life of Fund(+)        220.5         708.4           DNA          661.4
Life of Fund(++)         3.9          21.6          16.0           16.8
Fifteen Years           80.7         541.4         436.4          436.9
Ten Years               40.9         198.2         157.2          160.6
Five Years              14.8          74.9          58.5           62.8
One Year                 2.5          23.2          15.7           16.6

                                                                                    Lehman
                                                                     Salomon         Bros.
                                                                      Bros.        Aggregate       Lehman
AVERAGE ANNUAL      Fund        Fund        Fund       Consumer     High Grade       Bond           Bros.
 TOTAL RETURN      Class A     Class B     Class C      Price       Corp. Bond       Index       Govt./Corp.
     TABLE         Shares      Shares      Shares      Index(1)      Index(2)         (7)         Index(3)
---------------    -------     -------     -------     --------     ----------     ---------     -----------
Life of Fund(+)       9.5          --          --         5.6          10.2            DNA            9.9
Life of
  Fund(++)             --         8.7        11.0         2.7          14.8           11.0           11.6
Fifteen Years        11.4         DNA         DNA         4.0          13.2           11.9           11.9
Ten Years             9.2         DNA         DNA         3.5          11.6            9.9           10.1
Five Years            9.7         DNA         DNA         2.8          11.8            9.7           10.2
One Year             12.2        13.1        16.5         2.5          23.2           15.7           16.6

---------------
DNA--Data not available.

 (+) Since April 15, 1974 for Class A Shares.

(++) Since May 31, 1994 for Class B and Class C Shares.

                       MORTGAGE FUND--SEPTEMBER 30, 1995

                      -----------------------------------------------------------------------------------------------------------
      TOTAL              Initial        Capital Gain         Income             Ending           Percentage           Ending
      RETURN             $10,000         Dividends         Dividends             Value            Increase             Value
      TABLE           Investment(*)      Reinvested      Reinvested(**)     (adjusted)(***)     (adjusted)(*)     (unadjusted)(*)
------------------    -------------     ------------     --------------     ---------------     -------------     ---------------
                                                         CLASS A SHARES
Life of Fund(+)          $ 8,716              0                2,953             11,669              16.7              12,222
One Year                  10,014              0                  792             10,806               8.1              11,315
                                                         CLASS B SHARES
Life of Fund(++)           8,376              0               13,316             21,692             116.9              21,692
Ten Years                  8,567              0               11,931             20,498             105.0              20,498
Five Years                10,085              0                4,555             14,540              45.4              14,640
One Year                  10,486              0                  738             10,924               9.2              11,224
                                                         CLASS C SHARES
Life of Fund(+++)         10,186              0                  960                DNA               DNA              11,146
One Year                  10,501              0                  746                DNA               DNA              11,247


      TOTAL           Percentage
      RETURN           Increase
      TABLE         (unadjusted)(*)
------------------  ---------------

Life of Fund(+)           22.2
One Year                  13.2

Life of Fund(++)         116.9
Ten Years                105.0
Five Years                46.4
One Year                  12.2

Life of Fund(+++)         11.5
One Year                  12.5

                                        COMPARED TO
                     -------------------------------------------------
                                  Salomon                     Merrill
                                   Bros.        Lehman         Lynch
      TOTAL          Consumer     30 Yr.       Brothers        Market
     RETURN           Price        GNMA       Govt./Corp.     Weighted
      TABLE          Index(1)     Index(6)     Index(3)       Index(8)
-----------------    --------     -------     -----------     --------
Life of Fund(+)         11.1         28.2          33.2          25.1
Life of Fund(++)        45.5        218.3         204.7           DNA
Life of Fund(+++)        3.9         14.5          15.1          11.4
Ten Years               41.5        164.3         161.9           DNA
Five Years              15.5         56.6          62.6          48.2
One Year                 2.5         13.9          14.8          10.4

                                                                          Salomon
  AVERAGE                                                                  Bros.        Lehman        Merrill Lynch
   ANNUAL               Fund         Fund         Fund       Consumer     30 Yr.       Brothers          Market
TOTAL RETURN          Class A      Class B      Class C       Price        GNMA       Govt./Corp.       Weighted
     TABLE             Shares       Shares       Shares      Index(1)     Index(6)     Index(3)         Index(8)
                      --------     --------     --------     --------     -------     -----------     -------------
Life of Fund(+)           4.2            --         --          2.9           6.9          8.0              6.1
Life of Fund(++)           --           7.3         --          3.5          11.2         10.7              DNA
Life of Fund(+++)          --            --        8.4          2.9          10.7         11.1              8.4
Ten Years                 DNA           7.4        DNA          3.5          10.2         10.1              DNA
Five Years                DNA           7.8        DNA          2.9           9.4         10.2              8.2
One Year                  8.1           9.2       12.5          2.5          13.9         14.8             10.4

---------------

DNA--Data not available.

 (+) Since January 10, 1992 for Class A Shares.

 (++) Since October 26, 1984 for Class B Shares.

(+++) Since May 31, 1994 for Class C Shares.

             SHORT-INTERMEDIATE GOVERNMENT FUND--SEPTEMBER 30, 1995

                      ----------------------------------------------------------------------------------------------------------
      TOTAL              Initial        Capital Gain          Income            Ending          Percentage           Ending
      RETURN             $10,000        Distributions       Dividends            Value           Increase             Value
       TABLE          Investment(*)      Reinvested       Reinvested(**)     (adjusted)(*)     (adjusted)(*)     (unadjusted)(*)
------------------    -------------     -------------     --------------     -------------     -------------     ---------------
                                                         CLASS A SHARES
Life of Fund(+)          $ 9,078              73               2,446                11,597          16.0              12,016
One Year                   9,735               0                 671                10,406           4.1              10,783
                                                         CLASS B SHARES
Life of Fund(++)           9,471              95               5,329                14,895          49.0              14,895
Five Years                 9,746              86               3,550                13,285          31.8              13,382
One Year                  10,088               0                 606                10,394           3.9              10,694
                                                         CLASS C SHARES
Life of Fund(+++)          9,963               0                 799                   DNA           DNA              10,762
One Year                  10,100               0                 613                   DNA           DNA              10,713


      TOTAL           Percentage
      RETURN           Increase
       TABLE        (unadjusted)(*)
------------------  ---------------

Life of Fund(+)           20.2
One Year                   7.8

Life of Fund(++)          49.0
Five Years                33.8
One Year                   6.9

Life of Fund(+++)          7.6
One Year                   7.1

                                                                   COMPARED TO
                         -----------------------------------------------------------------------------------------------
                                                        Salomon
                               Consumer                  Bros.                    Lehman               Merrill Lynch
        TOTAL                   Price                    30 Yr.                   Bros.                    Market
       RETURN                   Index                     GNMA                 Govt./Corp.                Weighted
        TABLE                    (1)                    Index(6)                 Index(3)                 Index(8)
---------------------    --------------------     --------------------     --------------------     --------------------
Life of Fund(+)                  11.1                     28.2                     33.2                     25.1
Life of Fund(++)                 26.5                     87.6                     88.9                     74.7
Life of Fund(+++)                 3.9                     14.5                     15.1                     11.4
Five Years                       15.5                     56.6                     62.6                     48.2
One Year                          2.5                     13.9                     14.8                     10.4

                                                                                                     Salomon
                                                                                                      Bros.              Lehman
 AVERAGE ANNUAL            Fund               Fund               Fund             Consumer            30 Yr.             Bros.
  TOTAL RETURN           Class A            Class B            Class C             Price               GNMA           Govt./Corp.
      TABLE               Shares             Shares             Shares            Index(1)           Index(6)           Index(3)
-----------------     --------------     --------------     --------------     --------------     --------------     --------------
Life of Fund(+)                  4.1                 --                 --                2.9                6.9                8.0
Life of Fund(++)                  --                6.2                 --                3.6                9.9               10.0
Life of Fund(+++)                 --                 --                5.6                2.9               10.7               11.1
Five Years                       DNA                5.8                DNA                2.9                9.4               10.2
One Year                         4.1                3.9                7.1                2.5               13.9               14.8


                   Merrill Lynch
 AVERAGE ANNUAL        Market
  TOTAL RETURN        Weighted
      TABLE           Index(8)
-----------------  --------------
Life of Fund(+)               6.1
Life of Fund(++)              8.7
Life of Fund(+++)             8.4
Five Years                    8.2
One Year                     10.4

---------------
 (+) Since January 10, 1992 for Class A Shares.
 (++) Since February 1, 1989 for Class B Shares.
(+++) Since May 31, 1994 for Class C Shares.
                            FOOTNOTES FOR ALL FUNDS

 * The Initial Investment and adjusted amounts for Class A shares were adjusted for the maximum initial sales charge at the beginning of the period, which is 4.5% for the Diversified Fund, Government Fund, High Yield Fund, Income and Capital Fund and Mortgage Fund and 3.5% for the Adjustable Rate Fund and Short-Intermediate Government Fund. The Initial Investment for Class B and Class C shares was not adjusted. Amounts were adjusted for Class B shares for the contingent deferred sales charge that may be imposed at the end of the period based upon the schedule for shares sold currently, see "Redemption or Repurchase of Shares" in the prospectus. No adjustments were made to Class C shares since they do not have an initial or contingent deferred sales charge.
 ** Includes short-term capital gain dividends.
(1) The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.
(2) Salomon Brothers High Grade Corporate Bond Index is on a total return basis with all dividends reinvested and is comprised of high grade long-term industrial and utility bonds rated in the top two rating categories. This index is unmanaged. Source is Towers Data Systems.
(3) The Lehman Brothers Government/Corporate Bond Index is on a total return basis and is comprised of all publicly issued, non-convertible, domestic debt of the U.S. Government or any agency thereof, quasi-federal corporation, or corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, non-convertible, domestic debt of the three major corporate classifications: industrial, utility, and financial. Only notes and bonds with a minimum outstanding principal amount of $1,000,000 and a minimum of one year to maturity are included. Bonds included must have a rating of at least Baa by Moody's Investors Service, Inc., BBB by Standard & Poor's Corporation or in the case of bank bonds not rated by either Moody's or S&P, BBB by Fitch Investors Service. This index is unmanaged. Source is Towers Data Systems.
(4) The Lehman Brothers Adjustable Rate Index is a broad market capitalization index of the U.S. Government agency adjustable rate mortgage market. All securities in the index have coupons that periodically adjust based on a spread over a published index, and all are guaranteed by an agency of the U.S. Government. This index is unmanaged. Source is Lehman Brothers Inc.
(5) The Salomon Brothers Long-Term High Yield Bond Index is on a total return basis with all dividends reinvested and is comprised of high yield bonds with a par value of $50 million or higher and a remaining maturity of 10 years or longer rated BB+ or lower by Standard & Poor's Corporation or Ba1 or lower by Moody's Investors Service, Inc. This index is unmanaged. Source is Salomon Brothers Inc.
(6) The Salomon Brothers 30 Year GNMA Index is on a total return basis with all dividends reinvested and is comprised of GNMA 30-year pass throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product. This index is unmanaged. Source is Salomon Brothers Inc.
(7) The Lehman Brothers Aggregate Bond Index is on a total return basis and is comprised of intermediate and long-term government bonds, investment grade corporate debt securities and mortgage-backed securities. This index is unmanaged. Source is Lipper Analytical Services, Inc.
(8) The Merrill Lynch Market Weighted Index is an unmanaged index comprised of the universe of 1-5 year Treasuries plus the Merrill Lynch GNMA Index. The two components are market value weighted, currently 76% in 1-5 year Treasuries and 24% in GNMAs. Source is Merrill Lynch.

Investors may want to compare the performance of a Fund to that of certificates of deposit issued by banks and other depository institutions. Certificates of deposit represent an alternative income producing product. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. The shares of a Fund are not insured and net asset value as well as yield will fluctuate, except that the Cash Reserves Fund seeks to maintain a stable net asset value of $1.00. Shares of a Fund are redeemable at net asset value which may be more or less than original cost. The bonds in which the Funds (other than the Cash Reserves Fund) invest are generally of longer term than most certificates of deposit and may reflect longer term market interest rate fluctuations.

Investors also may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. As noted in the prospectus, the government guarantee of the bonds in the Adjustable Rate, Government, Mortgage and Short-Intermediate Government Funds does not guarantee the market value of their respective shares. The net asset value of a Fund other than the Cash Reserves Fund will fluctuate. Shares of a Fund are redeemable at net asset value which may be more or less than original cost (except that the Cash Reserves Fund seeks to maintain a net asset value of $1.00 per share). Each Fund's yield will also fluctuate.

From time to time, the Adjustable Rate Fund may compare its yield or price volatility to various securities, such as U.S. Government Securities, or to certain indices including, but not limited to, the J.P. Morgan one-, three-, and five-year constant maturity Treasury yield indices, which are based on estimated Treasury security yields adjusted to constant maturity and the Federal Home Loan Bank Board 11th District Cost of Funds Index (COFI), which represents the weighted average cost of funds for savings institutions in Arizona, California and Nevada and is based on the one month annualized yield of savings deposits, Federal Home Loan Advances and other borrowings, such as repurchase agreements.

The following tables illustrate an assumed $10,000 investment in Class A shares of each Fund other than the Cash Reserves, Mortgage and Short-Intermediate Government Funds, which includes the current maximum sales charge of 4.5% (3.5% for the Adjustable Rate Fund), with income and capital gain dividends reinvested in additional shares. The tables for the Mortgage and Short-Intermediate Government Funds illustrate an assumed $10,000 investment in Class B shares of these Funds, with income and capital gain dividends reinvested in additional shares, and do not include the effect of the contingent deferred sales charge. Each table covers the period from commencement of operations of the Fund to December 31, 1994.

                         ADJUSTABLE RATE FUND (9/1/87)

                ----------DIVIDENDS---------- ---------CUMULATIVE VALUE OF SHARES ACQUIRED--------
                                   ANNUAL
                  ANNUAL          CAPITAL                                    REINVESTED
    YEAR          INCOME           GAIN                        REINVESTED      CAPITAL
    ENDED        DIVIDENDS       DIVIDENDS       INITIAL        INCOME          GAIN         TOTAL
    12/31       REINVESTED*     REINVESTED     INVESTMENT      DIVIDENDS*     DIVIDENDS      VALUE
    -----------------------------------------------------------------------------------------------
     1987         $   96        $    0           $9,722         $   96        $    0      $  9,818
     1988          1,098             0            9,132          1,159             0        10,291
     1989          1,122            10            9,185          2,294            10        11,489
     1990          1,137             0            8,918          3,388             9        12,315
     1991          1,222             0            9,207          4,756            10        13,973
     1992            824             0            9,217          5,592            10        14,819
     1993            767             0            9,196          6,341            10        15,547
     1994            747             0            8,724          6,745             9        15,478

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           DIVERSIFIED FUND (6/23/77)

                     ---------DIVIDENDS------------    -------------CUMULATIVE VALUE OF SHARES ACQUIRED------------
                                       ANNUAL
                    ANNUAL             CAPITAL                                         REINVESTED
     YEAR           INCOME              GAIN                         REINVESTED          CAPITAL
     ENDED         DIVIDENDS          DIVIDENDS       INITIAL          INCOME             GAIN               TOTAL
     12/31        REINVESTED*        REINVESTED     INVESTMENT        DIVIDENDS*        DIVIDENDS            VALUE
-------------------------------------------------------------------------------------------------------------------
     1977           $  427           $    0           $9,141           $    427           $    0           $  9,567
     1978            1,006              132            8,591              1,367              132             10,090
     1979            1,350               18            8,898              2,787              154             11,839
     1980            1,672               30            9,774              4,830              201             14,805
     1981            2,052                0            8,738              6,297              179             15,214
     1982            2,420               27            8,592              8,771              204             17,567
     1983            2,941                0            8,577             11,697              204             20,478
     1984            3,449                0            7,667             13,803              182             21,652
     1985            3,604               66            7,534             17,181              248             24,963
     1986            3,163              307            6,748             18,381              522             25,651
     1987            3,379              367            5,412             17,484              690             23,586
     1988            3,847                0            5,475             21,566              698             27,739
     1989            4,603                0            5,064             24,238              646             29,948
     1990            4,215                0            3,819             21,868              487             26,174
     1991            4,665                0            5,050             34,010              644             39,704
     1992            4,604                0            5,363             40,723              684             46,770
     1993            5,096                0            5,879             49,906              749             56,534
     1994            4,438                0            5,217             48,486              665             54,368

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           GOVERNMENT FUND (10/1/79)

                   ----------DIVIDENDS-------------     --------CUMULATIVE VALUE OF SHARES ACQUIRED----------------

                                       ANNUAL
                     ANNUAL           CAPITAL                                           REINVESTED
    YEAR             INCOME            GAIN                           REINVESTED          CAPITAL
    ENDED           DIVIDENDS        DIVIDENDS       INITIAL            INCOME             GAIN           TOTAL
    12/31          REINVESTED*       REINVESTED     INVESTMENT         DIVIDENDS*        DIVIDENDS        VALUE
-------------------------------------------------------------------------------------------------------------------
     1979           $  203           $    0           $9,192           $    207           $   0        $   9,399
     1980            1,009                0            8,164              1,145               0            9,309
     1981            1,197                0            7,180              2,181               0            9,361
     1982            1,314                0            8,119              3,912               0           12,031
     1983            1,442                0            7,878              5,225               0           13,103
     1984            1,686                0            7,806              6,903               0           14,709
     1985            1,925                0            8,468              9,523               0           17,991
     1986            2,076                0            8,853             12,061               0           20,913
     1987            2,228                0            8,173             13,301               0           21,473
     1988            2,265                0            7,851             14,985               0           22,836
     1989            2,454                0            8,092             17,941               0           26,033
     1990            2,526                0            8,066             20,486               0           28,552
     1991            2,762                0            8,629             24,849               0           33,478
     1992            2,781                0            8,341             26,780               0           35,125
     1993            2,662                0            8,242             29,094               0           37,336
     1994            2,684                0            7,422             28,770               0           36,192

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           HIGH YIELD FUND (1/26/78)

                    ---------DIVIDENDS----------    ---------------CUMULATIVE VALUE OF SHARES ACQUIRED---------------
                                      ANNUAL
                     ANNUAL          CAPITAL                                            REINVESTED
    YEAR             INCOME           GAIN                            REINVESTED          CAPITAL
    ENDED          DIVIDENDS        DIVIDENDS         INITIAL           INCOME             GAIN              TOTAL
    12/31          REINVESTED*      REINVESTED      INVESTMENT         DIVIDENDS*        DIVIDENDS           VALUE
 -------------------------------------------------------------------------------------------------------------------
     1978           $  826           $    0           $8,950           $    786           $    0           $  9,736
     1979            1,098                0            8,227              1,744                0              9,971
     1980            1,306                0            7,140              2,737                0              9,877
     1981            1,515                0            6,678              4,057                0             10,735
     1982            1,793                0            8,041              6,935                0             14,976
     1983            2,048                0            8,365              9,254                0             17,620
     1984            2,359                0            8,090             11,327                0             19,417
     1985            2,684                0            8,787             15,108                0             23,895
     1986            2,929                0            9,290             18,968                0             28,258
     1987            3,375            1,196            8,690             20,917            1,200             30,807
     1988            4,142                0            8,787             25,246            1,215             35,248
     1989            4,632                0            7,635             26,155            1,055             34,845
     1990            5,116                0            5,688             23,849              786             30,322
     1991            5,417                0            7,262             36,262            1,003             44,527
     1992            5,075                0            7,678             43,409            1,061             52,148
     1993            5,492                0            8,393             53,178            1,159             62,730
     1994            5,892                0            7,493             53,104            1,035             61,632

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       INCOME AND CAPITAL FUND (4/15/74)

                      ---------DIVIDENDS-----------   ---------------CUMULATIVE VALUE OF SHARES ACQUIRED------------------
                                         ANNUAL
                      ANNUAL            CAPITAL                                                REINVESTED
     YEAR             INCOME             GAIN                                REINVESTED         CAPITAL
     ENDED           DIVIDENDS         DIVIDENDS          INITIAL             INCOME             GAIN            TOTAL
     12/31          REINVESTED*       REINVESTED        INVESTMENT           DIVIDENDS*        DIVIDENDS         VALUE
--------------------------------------------------------------------------------------------------------------------------
     1974            $  425            $    0            $  9,819            $    436            $   0        $   10,255
     1975               939                 0              10,077               1,421                0            11,498
     1976               955                69              10,535               2,481               72            13,088
     1977             1,052                75              10,077               3,415              144            13,636
     1978             1,133                 0               9,580               4,365              137            14,082
     1979             1,397                 0               8,873               5,393              127            13,393
     1980             1,701                 0               7,632               6,229              109            13,970
     1981             1,861                 0               6,858               7,438               98            14,394
     1982             2,183                 0               7,994              11,122              115            19,231
     1983             2,478                 0               7,889              13,422              113            21,424
     1984             2,892                 0               7,775              16,175              111            24,061
     1985             3,191                 0               8,396              20,803              120            29,319
     1986             3,273                 0               8,673              24,793              124            33,590
     1987             3,590                 0               8,042              26,474              115            34,631
     1988             3,933                 0               7,975              30,152              114            38,241
     1989             4,207                 0               7,794              33,607              112            41,513
     1990             4,209                 0               7,507              36,590              108            44,205
     1991             4,313                 0               8,080              43,926              116            52,122
     1992             4,168                 0               8,061              48,039              115            56,215
     1993             4,029               355               8,376              53,946              476            62,798
     1994             4,578                 0               7,507              52,743              426            60,676

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            MORTGAGE FUND (10/26/84)

                      ----------DIVIDENDS---------  ----------CUMULATIVE VALUE OF SHARES ACQUIRED------------------
                                       ANNUAL
                     ANNUAL           CAPITAL                                            REINVESTED
    YEAR             INCOME            GAIN                             REINVESTED         CAPITAL
    ENDED           DIVIDENDS        DIVIDENDS       INITIAL             INCOME             GAIN             TOTAL
    12/31          REINVESTED*      REINVESTED     INVESTMENT           DIVIDENDS*        DIVIDENDS          VALUE
--------------------------------------------------------------------------------------------------------------------
     1984            $    0            $ 0         $  10,024            $      0            $ 0          $   10,024
     1985             1,028              0            10,035               1,051              0              11,086
     1986             1,286              0            10,036               2,344              0              12,380
     1987             1,270              0             9,212               3,389              0              12,600
     1988             1,315              0             8,694               4,474              0              13,168
     1989             1,326              0             8,800               5,867              0              14,667
     1990             1,325              0             8,612               7,098              0              15,710
     1991             1,442              0             9,235               9,149              0              18,384
     1992             1,457              0             8,917              10,285              0              19,202
     1993             1,381              0             8,718              11,410              0              20,128
     1994             1,259              0             7,835              11,461              0              19,296

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                         SHORT-INTERMEDIATE GOVERNMENT FUND (2/1/89)

                     --------DIVIDENDS-----------  -------------CUMULATIVE VALUE OF SHARES ACQUIRED-----------------
                                      ANNUAL
                     ANNUAL           CAPITAL                                            REINVESTED
    YEAR             INCOME           GAIN                               REINVESTED        CAPITAL
    ENDED            DIVIDENDS        DIVIDENDS         INITIAL           INCOME            GAIN            TOTAL
    12/31            REINVESTED*     REINVESTED        INVESTMENT        DIVIDENDS*       DIVIDENDS         VALUE
---------------------------------------------------------------------------------------------------------------------
     1989            $ 741            $   0            $ 10,024            $  737            $   0        $   10,761
     1990              946                0               9,847             1,679                0            11,526
     1991              934                0              10,118             2,690                0            12,808
     1992              795                0              10,024             3,461                0            13,485
     1993              769              100               9,859             4,157               99            14,115
     1994              697                0               9,197             4,555               93            13,845

--------------------------------------------------------------------------------

* Includes short-term capital gain dividends

The following tables compare the performance of the Class A shares of the Funds (other than the Mortgage and Short-Intermediate Government Funds, for which the performance is of the Class B shares) over various periods with that of other mutual funds within the categories described below according to data reported by Lipper Analytical Services, Inc. ("Lipper"), New York, New York, which is a mutual fund reporting service. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges. Future performance cannot be guaranteed. Lipper publishes performance analyses on a regular basis. Each category includes funds with a variety of objectives, policies and market and credit risks that should be considered in reviewing these rankings.

ADJUSTABLE RATE FUND
   A SHARES

                                                                                    Lipper-Fixed
                                                                                    Income Fund
                                                                                    Performance
                                                                                      Analysis
                                                                                  ----------------
                                                                                  Adjustable Rate
                                                                                   Mortgage Funds
                                                                                  ----------------
One Year (Period ended 9/30/95).................................................      31 of 62

The Lipper Adjustable Rate Mortgage Funds category includes funds that invest at least 65% of assets in adjustable rate mortgage securities or other securities collateralized by or representing an interest in mortgages.

DIVERSIFIED FUND
   A SHARES

                                                                                      Lipper-Fixed
                                                                                      Income Fund
                                                                                      Performance
                                                                                        Analysis
                                                                                      ------------
                                                                                      General Bond
                                                                                         Funds
                                                                                      ------------
One Year (Period ended 9/30/95).....................................................    20 of 58
Five Years (Period ended 9/30/95)...................................................    1 of 15
Ten Years (Period ended 9/30/95)....................................................    3 of  8

The Lipper Fixed Income category reported in the Lipper Mutual Fund Performance Analysis includes funds which normally have more than 75% of their assets in fixed income issues. The Fund was ranked 20 out of 58 and 1 out of 15 funds in the General Bond category for the one and five year periods ended September 30, 1995 according to the Lipper Mutual Fund Performance Analysis. The Lipper General Bond Funds Category includes funds that intend to keep the bulk of their assets in corporate and government debt issues.

GOVERNMENT FUND
   A SHARES

                                                                                     Lipper-Fixed
                                                                                     Income Fund
                                                                                     Performance
                                                                                       Analysis
                                                                                     Certificate
                                                                                       Edition
                                                                                     ------------
                                                                                      GNMA Funds
                                                                                     ------------
One Year (Period ended 9/30/95)....................................................    17 of 49
Five Years (Period ended 9/30/95)..................................................    7 of 27
Ten Years (Period ended 9/30/95)...................................................    2 of 14

The Lipper GNMA Funds category includes funds that invest a minimum of 65% of their portfolio in Government National Mortgage Association securities.

HIGH YIELD FUND
   A SHARES

                                                                                       Lipper-Fixed
                                                                                       Income Fund
                                                                                       Performance
                                                                                         Analysis
                                                                                       ------------
                                                                                       High Current
                                                                                       Yield Funds
                                                                                       ------------
One Year (Period ended 9/30/95)......................................................   20 of 108
Five Years (Period ended 9/30/95)....................................................   10 of  61
Ten Years (Period ended 9/30/95).....................................................    2 of  33

The Lipper High Current Yield Funds category includes funds which are managed with an emphasis on high current (relative) yield. There are no quality or maturity restrictions. The Fund was ranked number 10 out of 1,601 funds in the Fixed Income category for the five year period ended September 30, 1995 according to data reported by Lipper in the Lipper Mutual Fund Performance Analysis. For the nine month period ended September 30, 1995, the Fund was ranked number 48 out of 4,432 funds in the Fixed Income category. The Lipper Fixed Income category reported in the Lipper Mutual Fund Performance Analysis includes funds which normally have more than 75% of their assets in fixed income issues.

INCOME AND CAPITAL FUND
   A SHARES

                                                                                      Lipper-Fixed
                                                                                      Income Fund
                                                                                      Performance
                                                                                        Analysis
                                                                                      ------------
                                                                                       Corporate
                                                                                      Bond Funds:
                                                                                       "A" Rated
                                                                                      ------------
One Year (Period ended 9/30/95).....................................................   18 of 109
Five Years (Period ended 9/30/95)...................................................   11 of  47
Ten Years (Period ended 9/30/95)....................................................    8 of  25

The Lipper Corporate Bond Funds "A" Rated category includes funds which invest 65% of their corporate holdings in the top three grades.

MORTGAGE FUND

                                                                                         Lipper
                                                                                      Performance
                                                                                        Analysis
                                                                                      ------------
                                                                                          U.S.
                                                                                        Mortgage
                                      B SHARES                                           Funds
                                                                                      ------------
One Year (Period ended 9/30/95).....................................................    20 of 57
Five Years (Period ended 9/30/95)...................................................    11 of 21
Ten Years (Period ended 9/30/95)....................................................    10 of 12

The Lipper U.S. Mortgage Funds category includes funds that invest at least 65% of their assets in U.S. Mortgages/Securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.

SHORT-INTERMEDIATE GOVERNMENT FUND

                                                                                         Lipper
                                                                                      Performance
                                                                                        Analysis
                                                                                      ------------
                                                                                       Short U.S.
                                      B SHARES                                        Gov't Funds
                                                                                      ------------
One Year (Period ended 9/30/95).....................................................   115 of 135
Five Years (Period ended 9/30/95)...................................................   33 of  38

The Lipper Short (1-5 year) U.S. Government Funds category includes funds that invest at least 65% of their assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with average maturities of five years or less.

OFFICERS AND TRUSTEES

The officers and trustees of the Funds, their birthdates, their principal occupations and their affiliations, if any, with KFS, the investment manager and KDI, the principal underwriter, are as follows (the number following each person's title is the number of investment companies managed by KFS and its affiliates, for which he or she holds similar positions):

ALL FUNDS:

DAVID W. BELIN (6/20/28), Trustee (22), 2000 Financial Center, 7th and Walnut, Des Moines, Iowa; Member, Belin Harris Lamson McCormick, P.C. (attorneys).

LEWIS A. BURNHAM (1/8/33), Trustee (22), 16410 Avila Boulevard, Tampa, Florida; Director, Management Consulting Services, McNulty & Company; formerly Executive Vice President, Anchor Glass Container Corporation.

DONALD L. DUNAWAY (3/8/37), Trustee (22), 7515 Pelican Bay Blvd., Naples, Florida; Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer).

ROBERT B. HOFFMAN (12/11/36), Trustee (22), 800 N. Lindbergh Boulevard, St. Louis, Missouri; Senior Vice President and Chief Financial Officer, Monsanto Company (chemical products); prior thereto, Vice President, FMC Corporation (manufacturer of machinery and chemicals); prior thereto, Director, Executive Vice President and Chief Financial Officer, Staley Continental, Inc. (food products).

DONALD R. JONES (1/17/30), Trustee (22), 1776 Beaver Pond Road, Inverness, Illinois; Retired; Director, Motorola, Inc. (manufacturer of electronic equipment and components); formerly, Executive Vice President and Chief Financial Officer, Motorola, Inc.

DAVID B. MATHIS (4/13/38), Trustee (33), Kemper Center, Long Grove, Illinois; Chairman, Chief Executive Officer and Director, Kemper Corporation; Director, KFS and Kemper Financial Companies, Inc.; Chairman of the Board, Lumbermens Mutual Casualty Company; Director, IMC Global Inc.

SHIRLEY D. PETERSON (9/3/41), Trustee (22), 401 Rosemont Avenue, Frederick, Maryland; President, Hood College, Maryland; prior thereto, Partner, Steptoe & Johnson (attorneys); prior thereto, Commissioner, Internal Revenue Service; prior thereto, Assistant Attorney General, U.S. Department of Justice.

WILLIAM P. SOMMERS (7/22/33), Trustee (22), 333 Ravenswood Avenue, Menlo Park, California; President and Chief Executive Officer, SRI International (research and development); prior thereto, Executive Vice President, Iameter (medical information and educational service provider); prior thereto, Senior Vice President and Director, Booz, Allen & Hamilton, Inc. (management consulting firm) (retired), Director, Rohr, Inc., Therapeutic Discovery Corp. and Litton Industries.

STEPHEN B. TIMBERS (8/8/44), President and Trustee* (33), 120 South LaSalle Street, Chicago, Illinois; President, Chief Operating Officer and Director, Kemper Corporation; Chairman, Chief Executive Officer, Chief Investment Officer and Director, KFS; Director, KDI, Dreman Value Advisors, Inc., Kemper Financial Companies, Inc. and LTV Corporation.

JOHN E. PETERS (11/4/47), Vice President* (33), 120 South LaSalle Street, Chicago, Illinois; Senior Executive Vice President and Director, KFS; President and Director, KDI; Director, Dreman Value Advisors, Inc.

J. PATRICK BEIMFORD, JR. (5/25/50), Vice President* (24), 120 South LaSalle Street, Chicago, Illinois; Executive Vice President/Chief Investment Officer--Fixed Income Investments, KFS.

CHARLES F. CUSTER (8/19/28), Vice President and Assistant Secretary* (33), 222 North LaSalle Street, Chicago, Illinois; Partner, Vedder, Price, Kaufman & Kammholz (attorneys), Legal Counsel to the Fund.

JEROME L. DUFFY (6/29/36), Treasurer* (33), 120 South LaSalle Street, Chicago, Illinois; Senior Vice President, KFS.

PHILIP J. COLLORA (11/15/45), Vice President and Secretary* (33), 120 South LaSalle Street, Chicago, Illinois; Attorney, Senior Vice President and Assistant Secretary, KFS.

ELIZABETH C. WERTH (10/1/47), Assistant Secretary* (25), 120 South LaSalle Street, Chicago, Illinois; Vice President, KFS; Vice President and Director of State Registrations, KDI.

ADJUSTABLE RATE FUND:

ELIZABETH A. BYRNES (2/8/57), Vice President* (2), 120 South LaSalle Street, Chicago, Illinois; First Vice President, KFS.

DIVERSIFIED FUND:

ROBERT S. CESSINE (1/5/50), Vice President* (3), 120 South LaSalle Street, Chicago, Illinois; Senior Vice President, KFS; formerly, Vice President, Wellington Management Company.

GORDON K. JOHNS (1/25/48), Vice President* (2), 1 Fleet Place, London EC4M 7RQ, Director and Managing Director, Kemper Investment Management Company Limited; Executive Vice President, KFS; formerly, Director and Head of Fixed Investment Management, Lazard Investors, Ltd., a London based investment manager.

MICHAEL A. McNAMARA (12/28/44), Vice President* (6), 120 South LaSalle Street, Chicago, Illinois; Senior Vice President, KFS.

HARRY E. RESIS, JR. (11/24/45), Vice President* (6), 120 South LaSalle Street, Chicago, Illinois; Senior Vice President, KFS; formerly, First Vice President, PaineWebber Incorporated.

JONATHAN W. TRUTTER (11/29/57), Vice President* (3), 120 South LaSalle Street, Chicago, Illinois; First Vice President, KFS.

HIGH YIELD FUND:

MICHAEL A. McNAMARA, see above.

HARRY E. RESIS, JR., see above.

INCOME AND CAPITAL FUND:

ROBERT S. CESSINE, see above.

CASH RESERVES, MORTGAGE AND SHORT-INTERMEDIATE GOVERNMENT FUNDS (KEMPER PORTFOLIOS):

MICHELLE M. KEELEY (4/24/64), Vice President* (2), 120 South LaSalle Street, Chicago; First Vice President, KFS.

FRANK J. RACHWALSKI, JR. (3/26/45),Vice President* (9), 120 South LaSalle Street, Chicago, Illinois; Senior Vice President, KFS.

* Interested persons of the Fund as defined in the Investment Company Act of 1940.

The trustees and officers who are "interested persons" as designated above receive no compensation from the Fund, except that Mr. Custer's law firm receives fees from the Fund as counsel to the Fund. The table below shows amounts paid or accrued to those trustees who are not designated "interested persons" during the Fund's 1995 fiscal year except that the information in the last column is for calendar year 1994.

                                  AGGREGATE COMPENSATION FROM
          ----------------------------------------------------------------------------       PENSION OR
                                                               INCOME &                  RETIREMENT BENEFITS   TOTAL COMPENSATION
 NAME OF  ADJUSTABLE   DIVERSIFIED   GOVERNMENT   HIGH YIELD    CAPITAL      KEMPER        ACCRUED AS PART        KEMPER FUNDS
  TRUSTEE RATE FUND       FUND          FUND         FUND        FUND      PORTFOLIOS+    OF FUND EXPENSES     PAID TO TRUSTEES**
--------------------   -----------   ----------   ----------   ---------   -----------   -------------------   ------------------
David W.
 Belin*...   $2,600       5,800        12,300        8,900       4,600        18,100              0                  112,200
Lewis A.
Burnham...   $2,300       4,100         9,100        6,900       3,400        15,800              0                   90,100
Donald L.
Dunaway*...   $2,800      5,500        12,600        9,000       4,600        19,000              0                  115,400
Robert B.
Hoffman...   $2,200       3,800         8,600        6,400       3,200        15,100              0                   87,400
Donald R.
  Jones...   $2,300       4,000         9,000        6,700       3,400        15,700              0                   94,300
Shirley D.
Peterson***...   $  400    1,300        2,500        1,600       1,100         2,900              0                        0
William P.
Sommers...   $2,000       3,600         8,100        6,200       3,100        13,900              0                   84,100

---------------
  + Includes Cash Reserves Fund, Mortgage Fund and Short-Intermediate Government
    Fund and includes amounts paid during fiscal year ended July 31, 1995 and fiscal period from August 1, 1995 to September 30, 1995.

  * Includes deferred fees and interest thereon pursuant to deferred compensation agreements with the Funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Kemper Money Market Fund--Money Market Portfolio. Total deferred amounts and interest accrued through each Fund's fiscal year+ are $11,600, $43,100, $82,400, $57,900, $30,300 and
    $65,200 for Mr. Belin and $12,900, $30,800, $71,700, $50,700, $25,300 and
    $59,000 for Mr. Dunaway for the Adjustable Rate Fund, Diversified Fund, Government Fund, High Yield Fund, Income and Capital Fund and Kemper Portfolios+, respectively.

 ** Includes compensation for service on the boards of twenty-four Kemper funds
    (including two funds no longer in existence). Also includes amounts for new funds estimated as if they had existed at the beginning of the year.

*** Appointed to Board in July, 1995. Compensation for each Fund is from July,
    1995 to Fund's 1995+ fiscal year end.

As of October 31, 1995, the officers and trustees of the Funds, as a group, owned less than 1% of the then outstanding shares of each Fund and no person owned of record 5% or more of the outstanding shares of any class of any Fund, except that the following owned of record shares of the following Funds.

             FUND                                        NAME AND ADDRESS                          CLASS     PERCENTAGE
-------------------------------    ------------------------------------------------------------    ------    ----------

Adjustable Rate                    IFTC Cust FBO Fundminder Inc.                                     A           9.33%
                                   Attn. Trust Operations
                                   127 W. 10th St. 11th Fl.
                                   Kansas City, MO 64105
                                   Builders Prime Window & Supply                                    B           9.01
                                   Russell Lyons/Donald O'Connor PS
                                   401K FBO Forfeiture Account
                                   2nd & Merion
                                   Bridgeport, PA 19405
                                   EVEREN Clearing Corp.                                             B           5.51
                                   111 East Kilbourn Avenue
                                   Milwaukee, WI 53202-6609
                                   Charles Mosser &                                                  C          35.26
                                   Annabelle Mosser JTWROS
                                   308 Jesse Street
                                   San Francisco, CA 94103-3002
                                   Reggie Sanders                                                    C          19.75
                                   718 Brunson St.
                                   Florence, SC 29506-6128
Income & Capital                   Anne Weinberg TTEE                                                C           9.75
                                   FBO Gertrude H. Weil TR
                                   DTD 10/08/90
                                   982 Chestnut Run
                                   Gates Mills, OH 44040-9761

             FUND                                        NAME AND ADDRESS                          CLASS     PERCENTAGE
-------------------------------    ------------------------------------------------------------    ------    ----------
                                   Paul K. Christoff TTEE                                            C           7.72
                                   Lindsay Concrete Prod Inc. PSP
                                   DTD 10-1-89
                                   Paul K. Christoff, Attorney
                                   1 Cascade Plaza
                                   Akron, OH 44308-1136
                                   Independent Trust Corp.                                           C           7.28
                                   15255 S. 94th Ave. Ste. 303
                                   Orland Park, IL 60462-3817
                                   Kemper Financial Services, Inc.                                   I          61.70
                                   Profit Sharing Plan
                                   811 Main Street
                                   Kansas City, MO 64105
                                   Economy Employee SVG                                              I           7.97
                                   Kemper Corporation TTEE
                                   120 S. LaSalle St.
                                   Chicago, IL 60603
                                   Kemper Group Plans                                                I           6.65
                                   120 S. LaSalle St.
                                   Chicago, IL 60603
High Yield                         R. Duffield & C.R. Player, Jr. TTEE                               C           5.03
                                   Char Rem Unit for Lives of
                                   Donor Ruth McCormick Tankersley
                                   & Kristie Miller U/A 12/08/1993
                                   P.O. Box 401
                                   Barnesville, MD 20838-0401
                                   Kemper Financial Services, Inc.                                   I          47.63
                                   Profit Sharing Plan
                                   811 Main Street
                                   Kansas City, MO 64105
                                   Patterson & Co.                                                   I          28.28
                                   PNB Personal Trust Acctg
                                   P.O. Box 7829
                                   Philadelphia, PA 19101-7829
                                   Kemper Group Plans                                                I           5.21
                                   120 S. LaSalle St.
                                   Chicago, IL 60603
Diversified                        First Trust Corp.                                                 C          10.61
                                   444 Sherman St.
                                   Denver, CO 80203-3521
                                   National Financial Corp.                                          C           7.34
                                   One World Financial Center
                                   200 Liberty Street, 4th Floor
                                   New York, NY 10281-1003
Government                         Donaldson, Lufkin & Jenrette                                      C           9.15
                                   Securities Corporation, Inc.
                                   P.O. Box 2052
                                   Jersey City, NJ 07303-2052
                                   Micaela Delgado                                                   C           5.09
                                   720 President St.
                                   Brooklyn, NY 11215-1208
                                   Kemper Financial Services, Inc.                                   I          62.06
                                   Profit Sharing Plan
                                   811 Main Street
                                   Kansas City, MO 64105

             FUND                                        NAME AND ADDRESS                          CLASS     PERCENTAGE
-------------------------------    ------------------------------------------------------------    ------    ----------
                                   Economy Employee SVG                                              I          14.60
                                   Kemper Corporation TTEE
                                   120 S. LaSalle St.
                                   Chicago, IL 60603
                                   Kemper Group Plans                                                I           9.73
                                   120 S. LaSalle St.
                                   Chicago, IL 60603
Mortgage                           PaineWebber                                                       C          55.34
                                   1000 Harbor Blvd. # 6FLR
                                   Weehawken, NJ 07087-6727
                                   PaineWebber for the Benefit of                                    C           6.35
                                   William A. Billiot
                                   5829 Louis I Avenue
                                   Marrero, LA 70072-5201
                                   PaineWebber for the Benefit of                                    C           6.08
                                   John J. Kain &
                                   Marguerrite R. Kain
                                   Ten. In Common
                                   432 Beverly Garden Dr.
                                   Metairie, LA 70001-2108
Cash Reserves                      R.A. Giaquinta DDS P/S                                            C           7.84
                                   Robert Giaquinta & Others TTEE PS
                                   FBO R.A. Giaquinta DDS Account-Conver
                                   57 Whippany Rd.
                                   Whippany, NJ 07981-1509
                                   Davis Iron Works, Inc. P/S Plan.                                  C           7.19
                                   3885 Lakefront St.
                                   Waterford, MI 48328-4334
Short-Intermediate Government      EVEREN Clearing Corp.                                             A           8.96
                                   111 East Kilbourn Avenue
                                   Milwaukee, WI 53202-6609
                                   National Financial Service Corp.                                  A           6.11
                                   One World Financial Center                                        B           7.14
                                   200 Liberty Street, 4th Floor
                                   New York, NY 10281-1003
                                   FENNA Construction, Inc.                                          C          15.04
                                   13631 Balsam Ln N
                                   Dayton, MN 55327-9616
                                   PaineWebber                                                       C           8.48
                                   1000 Harbor Blvd. # 6FLR
                                   Weehawken, NJ 07087-6727
                                   National Financial Corp.                                          C           5.64
                                   One World Financial Center
                                   200 Liberty Street, 4th Floor
                                   New York, NY 10281-1003
                                   Muriel P. Shaffer TTEE                                            C           5.49
                                   Muriel P. Shaffer Inter Vivos
                                   Char Remainder UNITRS
                                   U/A 4/29/94
                                   6061980 Superfine Ln.
                                   Wilmington, DE 19802

SHAREHOLDER RIGHTS

The Funds generally are not required to hold meetings of their shareholders. Under the Agreement and Declaration of Trust of each Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the Investment Company Act of 1940 ("1940 Act"); (c) any termination of the Fund or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (e) (with respect to the Cash Reserves, Mortgage and Short-Intermediate Government Funds only) as to whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class on behalf of the Fund or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (f) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) each Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of a Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, each Fund has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

Each Fund's Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Fund could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Fund and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

Each Fund's Declaration of Trust specifically authorizes the Board of Trustees to terminate the Fund or any Portfolio or class by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by KFS remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Fund itself is unable to meet its obligations.